                            JOINT VENTURE AGREEMENT

                                    BETWEEN

                                 INDRESCO INC.

                                      AND

                         PLASMA PROCESSING CORPORATION


                          DATED AS OF AUGUST 23, 1995




                                Exhibit 10(n)

                               TABLE OF CONTENTS


                                                                                                                     Page
ARTICLE 1 DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-

ARTICLE 2 REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         2.1     H-W Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         2.2     PPC Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-

ARTICLE 3 CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         3.1     Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         3.2     Actions to be Taken by H-W . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         3.3     Actions to be Taken by PPC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         3.4     Actions to be Taken by H-W and PPC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-

ARTICLE 4 JOINT VENTURE OPERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         4.1     Formation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         4.2     Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         4.3     Joint Venture Address  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         4.4     Joint Venture Purposes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         4.5     Initial Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         4.6     Additional Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         4.7     Nature and Return of Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         4.8     Allocations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         4.9     Distribution of Available Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         4.10    Books and Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         4.11    Tax Matters Partner. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         4.12    Interest of Joint Venturers, Management and the Managing Committee . . . . . . . . . . . . . . . .  -15-
         4.13    Limitation of Liability and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
         4.14    Independent Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
         4.15    Acts by Joint Venturers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-

ARTICLE 5 PURCHASE OF LRGP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
         5.1     Purchase of LRGP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
         5.2     Obligation to Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
         5.3     H-W Purchase Price.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
         5.4     Payment of H-W Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
         5.5     Volume Penalty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         5.6     Remedies Regarding Nonconforming LRGP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         5.7     Marketing of LRGP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         5.8     Tolling Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-




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
ARTICLE 6 INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         6.1     Indemnification by H-W . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         6.2     Indemnification by PPC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         6.3     Indemnification Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
         6.4     Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
         6.5     Managing Committee Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-

ARTICLE 7 CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         7.1     Termination of Confidential Disclosure Agreement . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         7.2     Definition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         7.3     Use of Confidential Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         7.4     Treatment of Confidential Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-
         7.5     Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-

ARTICLE 8 TERM AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-
         8.1     Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-
         8.2     Termination By Unilateral Action of a Joint Venturer . . . . . . . . . . . . . . . . . . . . . . .  -24-
         8.3     Dissolution of the Joint Venture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -25-
         8.4     No Other Rights to Terminate or Dissolve . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -25-
         8.5     Dissolution and Winding Up . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -26-
         8.6     Surviving Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-

ARTICLE 9 REMEDIES NOT INVOLVING TERMINATION OF THIS AGREEMENT
                 OR THE DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
         9.1     Equitable Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
         9.2     Damages  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
         9.3     Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-

ARTICLE 10 DISPUTE RESOLUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
         10.1    General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
         10.2    Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
         10.3    Arbitration of Accounting Disputes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
         10.4    Arbitration as to Non-Accounting Disputes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
         10.5    Arbitration Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -29-
         10.6    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -29-

ARTICLE 11 MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         11.1    Survival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         11.2    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         11.3    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         11.4    Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         11.5    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         11.6    Force Majeure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
         11.7    Third-Party Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
         11.8    No Waiver of Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
         11.9    Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-


         11.10   No Assignment; Permitted Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
         11.11   Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
         11.12   Legal Enforceability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
         11.13   Further Instruments and Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
         11.14   Conflict Between this Agreement and the Documents  . . . . . . . . . . . . . . . . . . . . . . . .  -33-
         11.15   Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
         11.16   Joinder of Joint Venture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
         11.17   Guarantee by First Mississippi Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-



                                LIST OF EXHIBITS



Exhibit A                 The H-W Bill of Sale
Exhibit B                 LRGP Specifications
Exhibit C                 The License Agreement
Exhibit D                 The Operating Agreement
Exhibit E                 PGP Specifications
Exhibit F                 The PPC Bill of Sale
Exhibit G                 The Plasma Torch
Exhibit H                 The Supply Agreement

                            JOINT VENTURE AGREEMENT


         THIS JOINT VENTURE AGREEMENT is made and entered into this 23rd day of August, 1995 by and between PLASMA PROCESSING CORPORATION, with its executive offices at 109 Westpark Drive, Suite 180, Brentwood, Tennessee 37027 ("PPC"), and INDRESCO INC., d/b/a Harbison-Walker Refractories, a division of INDRESCO Inc., with its executive offices at One Gateway Center, Pittsburgh, Pennsylvania 15222 ("H-W"). (PPC and H-W are sometimes collectively referred to herein as the "Venturers" or the "Joint Venturers").

                              W I T N E S S E T H:

         WHEREAS, H-W has capacity to manufacture and toll certain products at a facility it owns and operates;

         WHEREAS, PPC produces plasma grain products ("PGP") from non-metallic by-products generated from aluminum dross processing or other similar processes and owns certain technology and equipment relating to production of grain products of a light-weight character ("LRGP") using PGP as raw material;

         WHEREAS, H-W and PPC desire to enter into a joint venture to, among other things, manufacture, develop and sell LRGP;

         WHEREAS, H-W desires (a) to contribute to the joint venture the assets necessary to retrofit the facility to produce LRGP and perform tolling services for the joint venture; (b) to contribute to the joint venture the use of the Plant to produce LRGP and perform tolling services for the joint venture; (c) to contribute any initial working capital required by the Joint Venture; (d) to purchase additional PGP from PPC to produce LRGP for the joint venture; (e) to purchase LRGP from the joint venture; and (f) to market LRGP to refractory and metallurgical markets; and

         WHEREAS, PPC desires (a) to contribute to the joint venture a license of certain technology relating to the manufacture of LRGP and the performance of tolling services and to provide certain technical assistance with respect thereto; (b) to contribute to the joint venture a plasma arc torch system to be installed at the facility owned by H-W and a quantity of PGP to balance the value of the contributions to the joint venture of PPC and H-W; and (c) to supply additional PGP to H-W to manufacture LRGP for the joint venture.

         NOW, THEREFORE, for and in consideration of the representations, warranties, covenants, indemnities and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions hereinafter set forth, the parties hereto do hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS


         1.1 "Accounting Dispute" means any Dispute with respect to the proper computation or categorization of accounting information relating to the Joint Venture, this Agreement or the Documents including, without limitation, the determination of an Alcoa Related Deficiency, Tolling Services Related Deficiency, Net Income or Loss from Alcoa Sales, Net Income or Loss from Tolling Services, Remaining Net Income or Net Loss, Joint Venture Cost, Available Cash, the value of certain non-cash assets to be distributed at liquidation, the determination of any of the components of the Annual Budget, or the determination of PPC's direct cost of production or purchase from third parties of PGP under the Supply Agreement.

         1.2 "Act" means the Uniform Partnership Law of Delaware, as from time to time amended.

         1.3 "Affiliate" of a Person means any other Person controlling, controlled by, or under common control with, such Person.

         1.4     "Alcoa" means Alcoa Alumina and Chemicals, L.L.C. and its
Affiliates.

         1.5 "Alcoa Contract" means any contract between H-W as seller and Alcoa as buyer pursuant to which Alcoa agrees to purchase LRGP, including but not limited to that certain Product Sales Agreement among Alcoa, H-W and PPC dated as of June 1, 1995.

         1.6 "Alcoa Related Deficiency" for any period of time means the amount, if any, by which disbursements of the Joint Venture related to production of LRGP for sale pursuant to the Alcoa Contract exceed the receipts of the Joint Venture from sales of LRGP made to H-W for resale to Alcoa pursuant to the Alcoa Contract.

         1.7 "Annual Budget" means each annual budget of the Joint Venture approved by the Managing Committee under Section 4.12(j).

         1.8 "Available Cash" means, at any point in time, (i) cash receipts less (ii) cash disbursements less (iii) any amounts that the Managing Committee deems necessary for contingent or unforeseen liabilities less (iv) any reasonable estimated future cash disbursements which are not estimated by the Managing Committee to be funded out of reasonable estimated future cash receipts.

         1.9 "Capital Account" means, as to any Joint Venturer, the sum of such Joint Venturer's Capital Contribution plus all items of Joint Venture income and gain allocated to such Joint Venturer pursuant to this Agreement, reduced (i) by all items of Joint Venture costs, expenses, losses and deductions allocated to such Joint Venturer pursuant to this Agreement and (ii) by any distributions made by the Joint Venture to such Joint Venturer. Each Capital Account shall be maintained in a manner corresponding to the capital of the Joint Venturers as reported on the federal income tax returns of the Joint Venture, and notwithstanding any other provision of this Agreement, shall be maintained in accordance with the rules set forth in Treasury Regulation Section 1.704(b)(2)(iv), or any successor regulation thereto promulgated under the Code.

         1.10 "Capital Contribution" means, as to any Joint Venturer, the sum of all cash and the agreed value of property which has actually been paid or contributed to the Joint Venture by such Joint Venturer.

         1.11    "Claimant" shall have the meaning set forth in Section 6.3.

         1.12    "Closing" shall have the meaning set forth in Section 3.1.

         1.13    "Code" means the Internal Revenue Code of 1986, as amended.

         1.14 "Commercial Start Up of the Plant" means the date on which the Joint Venturers agree to commence training of operators for the Plant after the Retrofit Assets and Plasma Torch have been installed.

         1.15 "Commencement of Commercial Operations" means the date on which production at the Plant of LRGP that meets the LRGP Specifications is achieved for 120 consecutive hours at the rate of ten (10) tons per hour.

         1.16 "Completion of Processing" means the point at which LRGP is removed from the cooler or, if it is milled, screened, crushed or sized, after it has been milled, screened, crushed or sized.

         1.17    "Confidential Information" shall have the meaning specified in
Section 7.2.

         1.18 "Contract Year" means each 12 month period beginning on the date of Commencement of Commercial Operations, and on each anniversary date thereof.

         1.19 "Damages" means all damages, losses, costs or expenses, including, without limitation, all settlements, judgments and reasonable attorneys' fees and costs related thereto.

         1.20 "Deficiency" for any period of time means the amount, if any, by which disbursements of the Joint Venture exceed the receipts of the Joint Venture.

         1.21 "Designees" means the designees of the Joint Venturers appointed to the Managing Committee pursuant to Section 4.12.

         1.22    "Discloser" shall have the meaning set forth in Section 7.2.

         1.23 "Dispute" means any dispute, claim or controversy between the parties hereto relating to or arising out of the Joint Venture, this Agreement or the Documents.

         1.24 "Documents" means the License Agreement, the PPC Bill of Sale, the Supply Agreement, the H-W Bill of Sale and the Operating Agreement, together with all documents attached thereto as exhibits and schedules.

         1.25 "Environmental Liability Claim" means any claim, including but not limited to one for Damages, by a Person which arises out of or is based upon violation of any statute, regulation or rule that relates to the environment.

         1.26 "First Mississippi Corporation" means First Mississippi Corporation, a Mississippi corporation and the owner of 100% of the capital stock of PPC.

         1.27 "Guarantee" means the unconditional guarantee of all obligations of PPC under this Agreement and the Documents provided to H-W by First Mississippi Corporation pursuant to Section 11.17.

         1.28 "H-W Bill of Sale" means the bill of sale executed by H-W to contribute the Retrofit Assets to the Joint Venture, which bill of sale shall be in the form attached hereto as Exhibit A.

         1.29    "H-W Interests" shall have the meaning set forth in Section
6.2.

         1.30 "H-W Purchase Price" means the prices at which the Joint Venture will sell its output of LRGP to H-W as described in Section 5.3.

         1.31    "Indemnifying Party" shall have the meaning set forth in
Section 6.3.

         1.32 "Joint Venture" means the partnership formed pursuant to this Joint Venture Agreement under the name of Newminco or such other name or names as are designated pursuant to this Joint Venture Agreement.

         1.33 "Joint Venture Cost" means any and all costs, charges, expenses and disbursements of every kind and character which the Joint Venture shall directly or indirectly, incur, pay or become obligated to pay in connection with its financing, ownership, improvement, development, maintenance and operation of the Joint Venture's business, determined in accordance with generally accepted accounting principles consistently applied, except for (i) all such costs, charges, expenses and disbursements associated with Tolling Services or production of any product other than LRGP, and (ii) all depreciation associated with the Eufaula fixed assets (but excluding the Retrofit and the Plasma Torch) which are at the Plant as of the Commercial Start Up of the Plant.

         1.34 "LRGP" means grain products of a light weight character, as more particularly described in the LRGP Specifications.

         1.35 "LRGP Specifications" means the specifications for LRGP attached hereto as Exhibit B.

         1.36 "License" means the license to the Joint Venture by PPC of the Proprietary Technology and the agreement by PPC to provide certain technical assistance with respect thereto pursuant to the terms of the License Agreement.

         1.37 "License Agreement" means the agreement evidencing the License executed by PPC to the Joint Venture and sublicensed to H-W, which shall be in the form attached hereto as Exhibit C.

         1.38 "Managing Committee" means the committee established pursuant to Section 4.12 to manage the business and affairs of the Joint Venture.

         1.39 "Net Income or Net Loss from Alcoa Sales" means the amount of income or loss which the Managing Committee determines on an annual basis is properly attributable to Joint Venture operations necessary to fulfill H-W's obligations under the Alcoa Contract.

         1.40 "Net Income or Loss from Tolling Services" means the amount of income or loss which the Managing Committee determines on an annual basis is properly attributable to Joint Venture operations necessary to fulfill its obligations relating to Tolling Services.

         1.41 "Operating Agreement" means the Operations and Maintenance Agreement pursuant to which H-W contributes the use of the Plant to the Joint Venture, and operates the Plant to manufacture LRGP and perform Tolling Services and other services for the Joint Venture, which shall be in the form attached hereto as Exhibit D.

         1.42 "PGP" means the plasma grain products produced from non-metallic by-products generated from aluminum dross processing, or other similar processes, as more particularly described in the PGP Specifications.

         1.43 "PGP Specifications" means the specifications for PGP attached hereto as Exhibit E.

         1.44 "PPC Bill of Sale" means the bill or bills of sale executed by PPC to contribute the Plasma Torch and certain quantities of PGP to the Joint Venture, which shall be in the form attached hereto as Exhibit F.

         1.45    "PPC Interests" shall have the meaning set forth in Section
6.1.

         1.46 "Person" means and includes an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         1.47 "Plant" means the facility owned and operated by H-W at or near Eufaula, Alabama that has capacity to manufacture LRGP and perform Tolling Services and that H-W will operate for the Joint Venture under the terms of the Operating Agreement.

         1.48 "Plasma Torch" means a plasma arc torch system owed by PPC and used to produce LRGP from PGP and to provide Tolling Services, all instructions, directions, manuals and other information in connection therewith, and certain spare parts related thereto, which system, information and spare parts are more specifically described on Exhibit G attached hereto.

         1.49 "Prime Rate" means the "Prime Rate" published from time to time in the Money Rates column of the Wall Street Journal.

         1.50 "Product Liability Claim" means any claim, including but not limited to one for Damages, by a Person which arises out of or is based upon tort, product liability, strict liability, negligence, gross negligence, recklessness, willful misconduct, fraud, misrepresentation, violation of any statute, regulation or rule or any express or implied warranty, representation or agreement made or claimed to have been made, or imposed or asserted to be imposed by the operation of law, that relates to any product supplied, used, shipped or sold or services rendered by another Person.

         1.51 "Proprietary Technology" means the technology licensed to the Joint Venture and sublicensed to H-W pursuant to the License Agreement.

         1.52    "Recipient" shall have the meaning set forth in Section 7.2.

         1.53 "Remaining Net Income" or "Remaining Net Loss" means the net income or net loss of the Joint Venture remaining after eliminating the Net Income or Net Loss from Alcoa Sales and the Net Income or Net Loss from Tolling Services from the Joint Venture's overall net income or net loss, determined under generally accepted accounting principles consistently applied.

         1.54 "Retrofit Assets" means the assets necessary to retrofit the Plant to produce LRGP, agreed upon by the Managing Committee in accordance with the procedures set forth in Section 4.5(c).

         1.55 "Supply Agreement" means the agreement pursuant to which PPC agrees to supply additional PGP to H-W to produce LRGP for the benefit of the Joint Venture, which shall be in the form attached hereto as Exhibit H.

         1.56 "Term" means the initial term of this Agreement and the Documents and any extensions thereof as specified in Section 8.1.

         1.57 "Tolling Services" means tolling materials, such as ESP dust, bag dust or fines, at the Plant for the account of customers, including the Joint Venturers, as specified in Section 5.8.

         1.58 "Tolling Services Related Deficiency" for any period of time means the amount, if any, by which disbursements of the Joint Venture related to Tolling Services exceeds the receipts of the Joint Venture from such Tolling Services.

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES


         2.1 H-W REPRESENTATIONS AND WARRANTIES. H-W represents and warrants to PPC and the Joint Venture:

                 (a) ORGANIZATION; EXISTENCE AND STANDING. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is qualified to transact business as a foreign corporation and is in good standing under the laws of Alabama.

                 (b)      AUTHORITY TO ENTER INTO AGREEMENT AND DOCUMENTS.

                          (i) It has full corporate right, power and authority to execute and deliver this Agreement and the Documents to which it is a party and, subject to the conditions herein provided, to perform its and their terms; and

                          (ii) It has taken all required corporate actions to approve and adopt this Agreement and the Documents to which it is a party and to authorize its and their performance. The execution, delivery and performance of this Agreement and each of the Documents to which it is a party have been duly and validly authorized by the Board of Directors of H-W. Upon execution and delivery thereof by H-W, this Agreement and the Documents to which H-W is a party shall be duly authorized, valid and binding agreements of H-W, enforceable against it in accordance with their respective terms, subject as to enforcement to bankruptcy, insolvency and other laws of general applicability affecting creditors' rights and to general principles of equity.

                 (c) ABSENCE OF CONFLICT AND CONSENTS. There are no material corporate, contractual, legal or other restrictions, consents, approvals or clearances necessary for, or that would prevent, the execution, delivery and performance by H-W of this Agreement or the Documents to which it is a party or the consummation of the transactions required hereunder or thereby, other than the consents, amendments and releases contemplated by this Agreement. Neither the execution and delivery of this Agreement, the Documents to which it is a party nor compliance with the terms and provisions hereof or thereof on the part of H-W, will breach or violate any statute, law, ordinance, rule or regulation of any governmental authority, domestic or foreign, or any of the terms, conditions or provisions of the certificate of incorporation or by-laws of H-W or any judgment, order, injunction, decree or material contract, agreement or other instrument to which H-W is a party or by which H-W or any of its properties, rights or assets is bound, other than any such breaches or violations which will not have a material adverse effect on the transactions contemplated hereby.

                 (d) BROKER'S OR FINDER'S FEES. There are no broker's or finder's fees to be paid by H-W or any of its affiliated companies, and H-W has no knowledge of any claim

         (or the reasonable basis therefor) for a broker's or finder's fee to be paid by PPC or its Affiliates, in connection with the consummation of the transactions provided for herein.

                 (e) RETROFIT ASSETS. The Retrofit Assets will be conveyed to the Joint Venture by H-W free and clear of all liens or other encumbrances other than any liens or other encumbrances which do not materially interfere with the ownership and use of the Retrofit Assets by the Joint Venture.

                 (f) PLANT. H-W is the sole owner of the Plant and the Plant is free and clear of all liens or other encumbrances other than any liens or other encumbrances which do not materially interfere with the use of the Plant by the Joint Venture under the terms of the Operating Agreement. H-W is not, and has not been, subject to any Environmental Liability Claim relating to the Plant that has not been resolved, and there is no material basis for asserting an Environmental Liability Claim relating to the Plant or its operation, that will cause liability to the Joint Venture or PPC.

         2.2 PPC REPRESENTATIONS AND WARRANTIES. PPC represents and warrants to H-W and the Joint Venture:

                 (a) ORGANIZATION; EXISTENCE AND STANDING. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is qualified to transact business as a foreign corporation and is in good standing under the laws of Alabama.

                 (b)      AUTHORITY TO ENTER INTO AGREEMENT AND DOCUMENTS.

                          (i) It has full corporate right, power and authority to execute and deliver this Agreement and the Documents to which it is a party and, subject to the conditions herein provided, to perform its and their terms; and

                          (ii) Each of PPC and First Mississippi Corporation has taken all required corporate actions to approve and adopt this Agreement and the Documents to which it is a party and to authorize its and their performance. The execution, delivery and performance of this Agreement and each of the Documents to which it is a party have been duly and validly authorized by the Board of Directors of PPC and First Mississippi Corporation, as the case may be. Upon execution and delivery thereof by PPC, this Agreement and the Documents to which PPC is a party shall be duly authorized, valid and binding agreements of PPC, enforceable against it in accordance with their respective terms, subject as to enforcement to bankruptcy, insolvency and other laws of general applicability affecting creditors' rights and to general principles of equity. Upon execution and delivery of this Agreement by First Mississippi Corporation, the Guarantee shall be a duly authorized, valid and binding agreement of First Mississippi Corporation, enforceable against it in accordance with its terms, subject as to enforcement to bankruptcy, insolvency and other laws of general applicability affecting creditors' rights and to general principles of equity.

                 (c) ABSENCE OF CONFLICT AND CONSENTS. There are no material corporate, contractual, legal or other restrictions, consents, approvals or clearances necessary for, or that would prevent, the execution, delivery and performance by PPC of this Agreement or the Documents to which it is a party or the consummation of the transactions required hereunder or thereunder, other than the consents, amendments and releases contemplated by this Agreement. Neither the execution and delivery of this Agreement, any Documents to which it is a party nor compliance with the terms and provisions hereof or thereof on the part of PPC, will breach or violate any statute, law, ordinance, rule or regulation of any governmental authority, domestic or foreign, or any of the terms, conditions or provisions of the certificate of incorporation or by-laws of PPC or any judgment, order, injunction, decree or material contract, agreement or other instrument to which PPC is a party or by which PPC or any of its properties, rights or assets is bound, other than any such breaches or violations which will not have a material adverse effect on the transactions contemplated hereby.

                 (d) BROKER'S OR FINDER'S FEES. There are no broker's or finder's fees to be paid by PPC or any of its affiliated companies, and PPC has no knowledge of any claim (or the reasonable basis therefor) for a broker's or finder's fee to be paid by H-W or its Affiliates, in connection with the consummation of the transactions provided for herein.

                 (e) PROPRIETARY TECHNOLOGY. The Proprietary Technology licensed to the Joint Venture pursuant to the License Agreement is owned by PPC and does not conflict with or infringe any patents, copyrights, trade secrets or trademarks held by any other Person. Neither PPC nor its affiliates or licensees has ever been sued by any Person for infringement of such Person's patents, copyrights, trade secrets or trademarks with respect to the use of the Proprietary Technology, nor has the manufacture or sale of any Licensed Products sold or attempted to be sold by PPC or the performance of Tolling Services been blocked or restricted. There is no legal action for infringement pending or, to the knowledge of PPC, threatened, against PPC or any Affiliate relating to use of the Proprietary Technology. Terms not defined in this Section shall have the meanings set forth in the License Agreement.

                 (f) PLASMA TORCH. PPC will convey the Plasma Torch and PGP to be contributed to the Joint Venture to the Joint Venture free and clear of all liens or other encumbrances other than, in the case of the Plasma Torch, any liens or other encumbrances which will not interfere with the ownership and use of the Plasma Torch by the Joint Venture. PPC is not, and has not been, subject to any Product Liability Claim or Environmental Liability Claim, and there is no material basis for asserting a Product Liability Claim or Environmental Liability Claim, relating to use of PPC's plasma melt technology or the Plasma Torch to produce LRGP.

                 (g) PGP AND LRGP LIABILITIES. PPC is not, and has not been, subject to any Product Liability Claim or Environmental Liability Claim based on the PGP Specifications or the LRGP Specifications or relating to the production or use of PGP or LRGP, and there is no material basis for asserting a Product Liability Claim or

         Environmental Liability Claim that is inherent to the PGP Specifications or LRGP Specifications, which will cause liability to the Joint Venture or H-W.

                                   ARTICLE 3
                                    CLOSING

         3.1 CLOSING. The Joint Venture shall be effective on the date hereof upon the closing of the transactions to form the Joint Venture described in this Article. The Closing shall not be deemed to have been completed until each of the actions described in Sections 3.2, 3.3 and 3.4 has been completed or waived in writing by the party that is entitled to the benefits thereof.
All such actions shall be declared to have taken place simultaneously, and no document shall be deemed to have been delivered until all actions taken at the Closing have been completed.

         3.2     ACTIONS TO BE TAKEN BY H-W.

                 (a) H-W BOARD APPROVAL CERTIFICATION. H-W shall have delivered to PPC a certificate of the President or a Vice President of H-W certifying approval of H-W's entry into this Agreement, each of the Documents to which it is a party and the transactions contemplated hereby and thereby, and appointing its Designees to the Managing Committee, and shall attach copies of any resolutions of the Board of Directors or any committee thereof required for such approval.

                 (b) CONSENTS. H-W shall have delivered to PPC copies or other evidence of all material written consents, approvals or clearances of any third parties necessary for H-W to perform its obligations under this Agreement and the Documents.

         3.3     ACTIONS TO BE TAKEN BY PPC.

                 (a) PPC AND FIRST MISSISSIPPI CORPORATION BOARD APPROVAL CERTIFICATION. PPC shall have delivered to H-W a certificate of the President or a Vice President of PPC certifying that the Boards of Directors of PPC and First Mississippi Corporation have approved entry into this Agreement, each of the Documents to which it is a party and the transactions contemplated hereby and thereby, and appointing PPC's Designees to the Managing Committee, and shall attach copies of any resolutions of the Boards of Directors or any committee thereof required for such approval.

                 (b) CONSENTS. PPC shall have delivered to H-W copies or other evidence of all material written consents, approvals or clearances of any third parties necessary for PPC to perform its obligations under the Agreement and the Documents.

                 (c) GUARANTEE. PPC shall have caused First Mississippi Corporation to execute and deliver this Agreement to H-W.

         3.4 ACTIONS TO BE TAKEN BY H-W AND PPC. H-W and PPC shall execute and deliver to the other the Documents to which they are parties and such other documents as H-W and PPC deem necessary to the formation of the Joint Venture; provided, however, that one or more H-W Bills of Sale and PPC Bills of Sale may be executed and delivered to the Joint Venture after the Closing under the circumstances set forth in Section 4.5(c). H-W and PPC cause the Joint Venture to execute and deliver to the appropriate parties the Documents to which it is a party.

                                   ARTICLE 4
                            JOINT VENTURE OPERATIONS


         4.1 FORMATION. Effective as of the Closing, the Joint Venturers hereby create the Joint Venture pursuant to the Act. Except as provided herein to the contrary, the Act shall govern the rights and liabilities of the Joint Venturers and the administration and termination of the Joint Venture. To the full extent that the provisions of an agreement between partners or joint venturers may lawfully take precedence over the terms of the Act, the parties intend that this Agreement shall have such effect.

         4.2 NAME. The name of the Joint Venture shall be Newminco and the Joint Venture business shall be conducted under such name.

         4.3 JOINT VENTURE ADDRESS. The address of the Joint Venture shall be Baker Hill Hwy 131, Eufaula, Alabama 36072, until changed by the Managing Committee.

         4.4     JOINT VENTURE PURPOSES.  The purposes of the Joint Venture are
(i) to engage in the manufacture, development and sale of LRGP, (ii) to perform Tolling Services, (iii) to engage in such other purposes as determined by the Joint Venturers pursuant to Section 4.12(d), and (iv) to carry on all activities necessary and incidental to the foregoing.

         4.5 INITIAL CONTRIBUTIONS. Each Joint Venturer will contribute to the initial capital of the Joint Venture the following:

                 (a) H-W INITIAL CAPITAL CONTRIBUTION. H-W will contribute to the Joint Venture: (i) the Retrofit Assets and installation of the Retrofit Assets which, for purposes of valuing Capital Contributions, shall be valued at H-W's cost of purchasing and constructing the Retrofit Assets, (ii) use of the Plant pursuant to the Operating Agreement which, for purposes of valuing Capital Contributions, shall be valued at zero, and (iii) all initial working capital, if needed, in an amount determined by the Managing Committee pursuant to Section 4.5(c).

                 (b) PPC INITIAL CAPITAL CONTRIBUTION. PPC will contribute to the Joint Venture: (i) the Plasma Torch, which, for purposes of valuing Capital Contributions, shall be valued at $1.5 Million; (ii) PGP, F.O.B. PPC's Millwood, West Virginia facility, which, for purposes of valuing Capital Contributions, shall be valued at $0.04/lb., in a volume sufficient to equalize the Capital Accounts of the Joint Venturers as of the Commencement of Commercial Operations; and (iii) the License, which, for purposes of valuing Capital Contributions, shall be valued at zero.

                 (c) TIMING OF INITIAL CAPITAL CONTRIBUTIONS. All initial Capital Contributions shall be made by the Joint Venturers in accordance with this Section 4.5(c). The use of the Plant pursuant to the Operating Agreement and the License pursuant to the License Agreement shall be contributed at Closing. Once PPC has received the engineering reports specifying the suggested scope of the retrofit of the Plant, PPC shall provide copies thereof to H-W, and the Managing Committee shall meet to identify the Retrofit Assets and determine the scope of, budget for and timing of the retrofit of the Plant, including the timing of the contribution and installation of the Plasma Torch. H-W shall fund the cost of purchasing the Retrofit Assets and carrying out the retrofit of the Plant including installation of the Plasma Torch. Upon completion of the retrofit of the Plant and prior to the Commercial Start Up of the Plant, H-W shall convey the Retrofit Assets to the Joint Venture pursuant to the H-W Bill of Sale. PPC shall convey the Plasma Torch and an initial quantity of PGP pursuant to the PPC Bill of Sale, all in accordance with the time table established by the Managing Committee. The Managing Committee shall meet to determine whether the Joint Venture requires any initial working capital prior to Commencement of Commercial Operations and, if so, the amount required and the timing of such initial working capital payments. H-W shall make the initial working capital contributions agreed upon by the Managing Committee prior to the Commencement of Commercial Operations. Upon Commencement of Commercial Operations, PPC shall contribute any additional PGP necessary to equalize the Capital Accounts of PPC and H-W as specified in Section 4.5(b).

         4.6     ADDITIONAL CONTRIBUTIONS.

                 (a) GENERAL. Except as provided in Section 4.6(b) below or as otherwise agreed by the Joint Venturers, PPC shall not be liable for any additional contributions to the capital of the Joint Venture, and H-W shall fund any Deficiency. H-W shall fund such Deficiency through an additional Capital Contribution within five (5) business days of the determination of such Deficiency. Any such Capital Contribution not made within 30 days of the due date thereof shall accrue interest thereon at a rate which is the Prime Rate plus one percent (1%) per annum.

                 (b) ALCOA RELATED DEFICIENCY AND TOLLING SERVICES RELATED DEFICIENCY. If the Joint Venture requires additional Capital Contributions as the result of an Alcoa Related Deficiency or a Tolling Services Related Deficiency each of the Joint Venturers will make 50% of the additional contributions. The determination of an Alcoa Related Deficiency or a Tolling Services Related Deficiency shall be made by the Managing Committee, and any disagreement as to the existence or amount of an Alcoa Related Deficiency or a Tolling Services Related Deficiency and any additional Capital Contribution required as a result thereof, shall be considered an Accounting Dispute subject to resolution by the procedure set forth in Section
         10.3. Any additional Capital Contribution required of PPC shall be made by the withholding by the Joint Venture of future distributions of Available Cash to PPC, unless the Managing Committee agrees that PPC may instead provide to the Joint Venture PGP in a volume determined based on the then current purchase price for PGP contained in the Supply Agreement as its Capital Contribution.

                 (c) LOANS BY PPC. In the event H-W is unable or fails or neglects to advance or contribute the additional capital required by
         Section 4.6(a) hereof within 30 days of the due date therefor, PPC may, but shall not be obligated to, loan the Joint Venture an amount up to the amount of the additional Capital Contribution required to be made by H-W, and PPC shall receive interest on such funds loaned to the Joint Venture at a rate which is the Prime Rate plus one percent (1%) per annum. Such advance shall bear interest from the date of advancement to the date of repayment. Such funds shall be repaid in full with interest out of the first Available Cash to be distributed to H-W.

                 (d) OFFSET RIGHT. H-W may elect, upon written notice to the Joint Venture of its intention to do so, to pay any additional Capital Contribution by offsetting such amount against any amount currently due to it by the Joint Venture pursuant to the Operating Agreement.

         4.7 NATURE AND RETURN OF CONTRIBUTIONS. All Capital Contributions shall be non-interest bearing, and no Joint Venturer shall have the right to withdraw, reduce, or demand the return of its Capital Contribution except as provided in this Agreement.

         4.8     ALLOCATIONS.

                 (a) NET INCOME OR LOSS FROM ALCOA SALES. Net Income or Loss from Alcoa Sales will be allocated 50% to PPC and 50% to H-W.

                 (b) NET INCOME OR LOSS FROM TOLLING SERVICES. Net Income or Loss from Tolling Services will be allocated 50% to PPC and 50% to H-W.

                 (c) REMAINING NET INCOME. Remaining Net Income will be allocated 50% to PPC and 50% to H-W.

                 (d) REMAINING NET LOSS. Remaining Net Loss will be allocated first to the extent necessary to balance the Capital Accounts of the Joint Venturers, and then 50% to PPC and 50% to H-W.

                 (e) SECTION 704(C) ALLOCATION. Notwithstanding the allocations stated above, allocations related to property contributed to the Joint Venture by a Joint Venturer will be made in accordance with Code Section 704(c).

         4.9 DISTRIBUTION OF AVAILABLE CASH. Periodically, as and when unanimously approved by the Managing Committee, but in any event not less frequently than once each calendar quarter during the term of the Joint Venture, the Available Cash of the Joint Venture, if any, shall be distributed 50% to PPC and 50% to H-W.

         4.10    BOOKS AND RECORDS.

                 (a) BOOKS OF ACCOUNT. Proper books and records of all Joint Venture transactions shall be kept by H-W, and each Joint Venturer shall have access thereto at all reasonable times during regular business hours. The books and records shall be kept in accordance with generally accepted accounting principles consistently applied as shall properly reflect the income and expenses of the Joint Venture and shall be appropriate and adequate for the Joint Venture business.

                 (b) AUDITED FINANCIAL STATEMENTS. Unless the Managing Committee shall determine to the contrary, an independent public accountant firm, which may be the accounting firm that prepares audited financial statements for H-W, shall prepare audited financial statements for the Joint Venture. The Joint Venture shall bear the cost of the audit and preparation of the audited financial statements.

                 (c) REPORTS. As soon as reasonably practicable after the end of each month, but in no event later than 10 business days after the end of the month, H-W shall furnish at the expense of the Joint Venture the monthly reports required by Section 3.3 of the Operating Agreement and a copy of the Joint Venture balance sheet as of the last day of such month, a statement of income or loss for the Joint Venture for such month, and a statement of cash flow for such month. Each monthly statement of income or loss and statement of cash flow shall contain a cumulative year-to-date summary.

                 (d) FISCAL YEAR. The fiscal year of the Joint Venture shall end June 30.

                 (e) TAX RETURNS. The Joint Venture shall file, for each fiscal year, a partnership federal income tax return and such state or city income tax returns as may be required by law. H-W will prepare the return(s) and give PPC the opportunity to review such return(s) prior to filing.

         4.11    TAX MATTERS PARTNER.

                 (a) DESIGNATION OF TAX MATTERS PARTNER. The Joint Venturers shall unanimously designate a Joint Venturer to be the "tax matters partner" of the Joint Venture for purposes of Subchapter C of Chapter 63 of Subtitle F of the Code (Code Sections 6221-6233). Except as otherwise provided herein, such "tax matters partner" shall have the authority to exercise all functions provided for in the Code, including to the extent permitted by the Code, the authority to delegate the functions of "tax matters partner" to any other Joint Venturer. The "tax matters partner" shall be reimbursed for all reasonable expenses actually incurred as a result of its duties as "tax matters partner." The initial "tax matters partner" shall be H-W.

                 (b) DUTY TO INFORM. The tax matters partner shall keep the Joint Venture and the Joint Venturers informed of all administrative and judicial proceedings, as required by Code Section 6223(g), and shall furnish to each Joint Venturer, who so requests in writing, a copy of each notice or other communication received by the tax matters partner from the IRS (except such notices of communications as are sent directly to such requesting Joint Venturer by the IRS).

                 (c) LIMITATION OF AUTHORITY. The tax matters partner shall not have the authority, unless such action has been approved by the Managing Committee, to do all or any of the following:

                          (i) to enter into a settlement agreement with the IRS which purports to bind either the Joint Venture or the Joint Venturers other than the tax matters partner;

                          (ii)    to file a petition as contemplated in Code
                 Section 6226(a) or 6228;

                          (iii) to intervene in any action as contemplated in Code Section 6226(b);

                          (iv)    to file any request contemplated in Code
                 Section 6227(b); or

                          (v) to enter into an agreement extending the period of limitations as contemplated in Code Section 6229(b)(1)(B).

         4.12    INTEREST OF JOINT VENTURERS, MANAGEMENT AND THE MANAGING
COMMITTEE.

                 (a) INTEREST OF JOINT VENTURERS. The interest of each Joint Venturer in the Joint Venture shall be an equal one-half interest.

                 (b) MANAGEMENT. Except as limited by this Agreement, each Joint Venturer shall have equal rights in the determination of any matter involving the business or affairs of the Joint Venture, and all decisions respecting the business or affairs of the Joint Venture shall only be made jointly by the Joint Venturers, each acting in its own capacity or through its Designees on the Managing Committee.

                 (c) CREATION OF MANAGING COMMITTEE. Subject to the limitations contained in Section 4.12(d) below, the overall management and control of the business and affairs of the Joint Venture shall be vested in the Managing Committee. The Managing Committee shall be composed of four (4) voting members, two (2) designated by PPC and two
         (2) designated by H-W. Each of the parties hereby initially appoints the following Designees to the Managing Committee to act for it in all such matters with full and complete authority in its behalf in relation to any matters or things in connection with, arising out of, or relative to this Joint Venture and to act for and bind the respective parties appointing such Designees to any and all matters or things involving the Joint Venture:

                          (i) PPC appoints Terry Moore and David Bourgeois as its Designees; and

                          (ii) H-W appoints William Brown and Steve Ross as its Designees.

                 (d) LIMITATIONS ON AUTHORITY OF THE MANAGING COMMITTEE. Any of the actions specified below may be taken only if approved by the Managing Committee and mutually agreed upon by each of the Joint
         Venturers:

                          (i) Any proposal to change the purpose or business of the Joint Venture;

                          (ii) Any proposal to sell, mortgage or otherwise encumber or dispose of all or substantially all of the assets of the Joint Venture or any proposal for the Joint Venture to merge with or into any corporation, limited partnership, partnership or other entity;

                          (iii) Any proposal to issue additional interests in the Joint Venture;

                          (iv) Any proposal by the Joint Venture to incur or assume indebtedness for borrowed money;

                          (v) Any proposal by the Joint Venture to acquire or dispose of an interest in any other company or in any partnership;

                          (vi) Any single transaction or series of related transactions not in the ordinary course of business;

                          (vii) The entry into or participation in the defense of any litigation arising out of any material dispute to which the Joint Venture is a party, and any decision as to settlement, method and/or terms and conditions for resolving such dispute; and

                          (viii) Such other matters requiring action by the Joint Venturers pursuant to the Act or this Agreement.

                 (e) AUTHORITY OF DESIGNEES. The Designees have been designated by the Joint Venturers to act for them with full authority in any matter or thing in connection with or relating to the Joint Venture, including, but not limited to, the negotiation of contracts, the determination of working funds, materials, plant and equipment to be supplied, the manner of performance, assignment of work between the Joint Venturers and settlement of disputes between the Joint Venture and others. Actions and decisions of the Managing Committee may be taken only if all Designees are present in Person, or by proxy, and actions and decisions of the Managing Committee shall only be by unanimous vote. Subject to Section 4.12(d), all matters decided by the Managing Committee having to do with the Joint Venture, or the performance thereof under this Agreement or otherwise, or as to the interpretation of this Agreement, or as to any claim or dispute thereunder, shall be final, conclusive and binding on the Joint Venturers with the same force and effect as if each Joint Venturer had specifically or affirmatively taken such action or decision. The Managing Committee shall be given such specific powers in addition to the foregoing as the Joint Venturers may from time to time delegate, and they shall also have the power to delegate to such Person or Persons as they may determine, such of their powers as they deem necessary or convenient in the best interest of the parties hereto. If necessary or desirable, each of the parties hereto shall execute and deliver to their respective Designee or Designees such powers of attorney as may be required to enable them to properly perform the duties entrusted to them.

                 (f) APPOINTMENT OF SUCCESSOR DESIGNEES. In the event that any member of the Managing Committee shall be temporarily incapacitated or temporarily not available to act, the party which appointed the member of the Managing Committee shall appoint a replacement for such member during such period or periods of temporary incapacity or nonavailability. If any member of the Managing Committee shall die or become permanently incapacitated or unavailable to act, then a successor for such member shall be named by the Joint Venturer who appointed such member. Any successor member appointed as hereinabove provided shall have every power to act hereunder that was possessed by his predecessor under this Agreement. Either party at any time and from time to time may change its Designees by advising the other of such appointment, but until the appointment and notification of the appointment to the other party as aforesaid, each party shall be bound conclusively by the acts and decisions of the Designee previously appointed by it hereunder.

                 (g) MEETINGS. Meetings of the members of the Managing Committee for the transaction of the business of the Joint Venture may be called at such time and such place, upon two (2) business days actual notice (written or verbal) to each Designee, by either Joint Venturer or by any member of the Managing Committee as may be considered necessary or desirable; provided, however, the Joint Venturers agree to hold a meeting every month during the course of the performance of the activities of the Joint Venture for the purpose of updating the Managing Committee on the activities of the Joint Venture. Any one or more Designees on the Managing Committee may participate in a meeting by means of conference telephone or similar communications equipment allowing all Persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in Person at the meeting. In addition to the foregoing, members of the Managing Committee may also act by unanimous written consent of all members in lieu of a meeting.

                 (h) CHAIRMAN. A Designee of H-W shall be chairman of the Managing Committee from the date hereof until December 31, 1996. Thereafter the chairmanship of the Managing Committee shall alternate between PPC and H-W every calendar year. Subject to the foregoing, in the event of a chairman's death, resignation or removal, the Venturer appointing such chairman shall appoint his successor for the remaining portion of such chairman's term.

                 (i) INTERESTED TRANSACTIONS. Designees shall not be precluded from voting on a matter presented to the Managing Committee by virtue of the fact that the Joint Venturer who appointed the Designee or any of such Joint Venturer's Affiliates has a financial interest in the matter so presented, and no action taken by the Managing Committee shall be void or voidable by the Joint Venture or by any Joint Venturer because such Designee voted to approve the action or otherwise participated in the decisions of the Managing Committee relating to such matter.

                 (j) ANNUAL BUDGET, PLANS AND QUARTERLY PROJECTIONS. H-W shall prepare or cause to be prepared the annual budgets and plans specified in the Operating Agreement, which budgets and plans shall be submitted to the Managing Committee for approval at least 90 days prior to the commencement of each calendar year. Such budgets and plans shall be commented upon and/or revised at the discretion of the Managing Committee and such budgets and plans, as revised, shall be approved as the Annual Budget. H-W shall prepare or cause to be prepared the rolling quarterly projections specified in the Operating Agreement, which shall be submitted to the Managing Committee within 30 days after the end of each calendar quarter. Such rolling quarterly projections shall be commented upon and/or revised at the discretion of the Managing Committee.

         4.13 LIMITATION OF LIABILITY AND AUTHORITY. The relationship between the Joint Venturers shall be limited to the performance of the activities of the Joint Venture under the terms of this Agreement and the Documents. Nothing contained herein or therein shall be construed to create a general partnership between the parties or to authorize either party to act as a general agent for the other party or to permit either party to bid or to undertake any contracts for the other party for any purposes other than those of the Joint Venture.

         4.14 INDEPENDENT ACTIVITIES. Except as otherwise expressly provided in this Agreement or the Documents, each Joint Venturer, notwithstanding the existence of this Agreement or the Documents, may engage in whatever other business activities it chooses, without having or incurring any obligation to offer any interest in any such activities to the Joint Venture or any other party hereto or thereto. Neither this Agreement, the Documents nor any activity undertaken pursuant hereto or thereto shall prevent any Joint Venturer from engaging in such other activities, or require participation in such activities by the other Joint Venturer, and as a material part of the consideration hereof and thereof each Joint Venturer hereby waives, relinquishes, and renounces any such right or claim it may have to participate in any such activities.

         4.15 ACTS BY JOINT VENTURERS. All actions to be taken by the Joint Venturers shall be taken by the Joint Venturers at a meeting of the Joint Venturers or by a consent in writing signed by the Joint Venturers, and shall require consent of each of the Joint Venturers.

                                   ARTICLE 5
                                PURCHASE OF LRGP


         5.1 PURCHASE OF LRGP. Prior to Commencement of Commercial Operations, PPC shall not be restricted from selling PPC's existing stock of LRGP to customers other than H-W and PPC agrees that H-W may purchase any available LRGP from PPC's Millwood, West Virginia facility on an as-needed, as available, fair price basis, pursuant to a purchase order.

         5.2 OBLIGATION TO PURCHASE. After Commercial Start Up of the Plant, H-W agrees to purchase all output of LRGP meeting the LRGP Specifications produced by H-W at the Plant for the Joint Venture at the H-W Purchase Price set forth in Section 5.3 below. The sale between the Joint Venture and H-W shall occur and risk of loss shall pass to H-W upon Completion of Processing.

         5.3     H-W PURCHASE PRICE.

                 (a) H-W PURCHASE PRICE FOR SALES TO REFRACTORY MARKETS WHEN AN ALCOA CONTRACT IS IN EFFECT. With respect to sales to H-W for resale to Alcoa under an Alcoa Contract, the H-W Purchase Price per ton of LRGP shall be equal to the purchase price paid per ton by Alcoa under the Alcoa Contract. With respect to sales to H-W for resale to H-W or unrelated customers (other than Alcoa) in refractory markets when an Alcoa Contract is in effect, the H-W Purchase Price per ton shall be equal to 80% of the purchase price per ton paid by Alcoa under the Alcoa Contract.

                 (b) H-W PURCHASE PRICE FOR SALES TO REFRACTORY MARKETS WHEN NO ALCOA CONTRACT IS IN EFFECT. When no Alcoa Contract is in effect, during any calendar quarter which follows a calendar quarter in which H-W sold LRGP to unrelated customers (including Alcoa so long as no Alcoa Contract is in effect), the H-W Purchase Price per ton of LRGP for sales in refractory markets shall be the greater of (a) the Joint Venture Cost per ton for the quarter or (b) 80% of the average actual sales price per ton received by H-W from unrelated customers during the prior quarter. In the event there are no sales by H-W to unrelated customers during the prior quarter, the H-W Purchase Price shall be 160% of the Joint Venture Cost for the quarter.

                 (c) H-W PURCHASE PRICE FOR SALES TO METALLURGICAL MARKETS. With respect to sales of LRGP (including LRGP not meeting the LRGP Specifications) to metallurgical markets, the H-W Purchase Price per ton of LRGP shall be equal to the Joint Venture Cost per ton or, if greater, the sales price per ton received by H-W from resale of LRGP to metallurgical markets.

         5.4 PAYMENT OF H-W PURCHASE PRICE. The H-W Purchase Price shall be calculated and invoiced monthly for sales occurring during such month.
Joint Venture Costs shall be initially calculated based on the projected Joint Venture Costs contained in the Annual Budget for the applicable calendar year. H-W shall pay such Purchase Price within 30 days of receipt of invoice. As soon as practical after the end of each calendar quarter, the Joint Venture will determine the actual Joint Venture Cost for the quarter, and redetermine any H-W Purchase Price based on such actual Joint Venture Cost. If reconciliation determines that H-W has not paid any amount required by Section
5.3 above relating to actual Joint Venture Cost, the Joint Venture will invoice H-W for the difference and H-W shall make payment within 20 days. If the reconciliation determines that H-W has overpaid for LRGP, the Joint Venture shall refund such overpayment within 20 days. H-W may elect, upon written notice to the Joint Venture of its intention to do so, to pay any H-W Purchase Price or any amount due on reconciliation thereof by offsetting such amount against any amount currently due to it by the Joint Venture pursuant to the Operating Agreement.

         5.5 VOLUME PENALTY. In any calendar year in which there is an Alcoa Contract, if the number of tons of LRGP actually purchased by H-W and not resold to Alcoa in such year is less than the number of tons of LRGP targeted by the Annual Budget to be sold by H-W to persons other than Alcoa, H-W shall be required to pay a penalty to the Joint Venture within 30 days after the end of the calendar year if the calculation that follows results in a positive number. The penalty shall be the product of (a) the targeted number of tons of LRGP (including LRGP sold to Alcoa) to be purchased by H-W established in the Annual Budget for the year, less (i) the number of tons of LRGP that Alcoa actually did not purchase during the year of the number of tons targeted for purchase by Alcoa in the Annual Budget for the year, and (ii) the actual number of tons of LRGP purchased by H-W (including LRGP sold to Alcoa) during the year, times (b) the estimated Joint Venture Cost per ton of LRGP contained in the Annual Budget for the year. If the Alcoa Contract is effective for less than the entire calendar year, the penalty will be computed by multiplying any penalty due by the number of days in the year that the Alcoa Contract was effective and dividing such amount by 365. No volume penalty shall apply in the event H-W loses its exclusive right to market LRGP into refractory markets pursuant to Section 5.7.

         5.6 REMEDIES REGARDING NONCONFORMING LRGP. In the event any LRGP purchased by H-W does not meet LRGP Specifications, except when the reason such LRGP does not meet LRGP Specifications is because H-W failed to follow the Proprietary Technology, the Joint Venture must either refund the H-W Purchase Price to H-W or replace the output with conforming LRGP, at the option of the Joint Venture.

         5.7 MARKETING OF LRGP. After the Commencement of Commercial Operations, (a) PPC shall cease selling LRGP to the refractory markets and (b) H-W shall have (i) exclusive, worldwide marketing rights to market LRGP into the refractory markets, which exclusive marketing rights shall include the right of H-W to sell to other refractory companies or other mineral companies, and (ii) non-exclusive world wide marketing rights to market LRGP into metallurgical markets. In order to retain exclusive marketing rights with respect to refractory markets, H-W shall meet the minimum sales targets for LRGP determined in accordance with this Section 5.7. There shall be no required minimum sales targets for the first two Contract Years. Minimum sales targets for the third Contract Year and each succeeding Contract Year shall be set by agreement of the Venturers no less than 60 days prior to the beginning of the third or succeeding Contract Year, as applicable. Minimum sales targets shall include any sales under any Alcoa Contract. At least 90 days prior to the beginning of the Contract Year for which a minimum sales target is applicable, the Venturers shall meet and in good faith negotiate the minimum sales target; provided, however, in no event shall the minimum sales target be less than an amount necessary for the projected revenues from the sale of LRGP for such year to equal the projected Joint Venture Cost for such year. In the event that H-W fails to meet the minimum sales target for any year in which such targets are applicable, then upon written notice to H-W by PPC, H-W's exclusive marketing rights hereunder with respect to refractory markets shall terminate, PPC shall have the right to market LRGP to refractory markets to the same extent as H-W, and H-W shall produce at the Plant for sale to PPC LRGP on the same terms and conditions as if H-W had obtained the sale of such LRGP through its own marketing efforts.

         5.8     TOLLING SERVICES.         PPC shall have exclusive marketing
rights to market the Joint Venture's Tolling Services utilizing the Plant to other third party customers. The Managing Committee shall approve the type, volume, timing and pricing of any Tolling Services using the Plant.

                                   ARTICLE 6
                                INDEMNIFICATION


         6.1 INDEMNIFICATION BY H-W. H-W hereby covenants and agrees to and shall indemnify PPC and its directors, officers and employees (collectively, the "PPC Interests") and the Joint Venture, and shall hold the PPC Interests and the Joint Venture harmless against and with respect to any and all Damages suffered or incurred by the PPC Interests or the Joint Venture and resulting from or arising out of (a) any breach of a representation or warranty of H-W set forth in this Agreement or the Documents; (b) any breach or nonfulfillment by H-W of any of its covenants, agreements or other obligations set forth in this Agreement or in the Documents; (c) H-W's operation of the Plant pursuant to the Operating Agreement except to the extent (i) H-W is not liable for such operation under the terms of the Operating Agreement or (ii) PPC is required to indemnify H-W with respect thereto pursuant to Section 6.2; and (d) any Environmental Liability Claim that relates to the Plant, but only to the extent not relating to or not arising as a result of the operation of the Plant in accordance with the Operating Agreement for the benefit of the Joint Venture.

         6.2 INDEMNIFICATION BY PPC. PPC hereby covenants and agrees to and shall indemnify H-W and its directors, officers and employees (collectively, the "H-W Interests") and the Joint Venture, and shall hold the H-W Interests and the Joint Venture harmless against and with respect to any and all Damages suffered or incurred by the H-W Interests or the Joint Venture and resulting from or arising out of (a) any breach of a representation or warranty of PPC set forth in this Agreement or the Documents; (b) any breach or nonfulfillment by PPC of any of its covenants, agreements or other obligations set forth in this Agreement or in the Documents; (c) any alleged or actual infringement of any patent, copyright, trade secret, or trademark by reason of the manufacture, sale or use of the Licensed Products (as defined in the License Agreement), or by reason of the misuse or taking of proprietary, confidential or trade secret information in connection with the manufacture, processing and/or design of LRGP or the Licensed Products or the performance of Tolling Services; (d) any alleged or actual Product Liability Claim resulting from or arising out of (i) either the installation of the Plasma Torch at the Plant or the use or maintenance of the Plasma Torch in accordance with instructions received from Plasma or its Affiliates with respect thereto, (ii) the inherent nature of the LRGP Specifications, (iii) the inherent nature of the PGP Specifications, or (iv) PGP contributed to the Joint Venture or bought by H-W under the Supply Agreement that does not meet the PGP Specifications; and (e) any Environmental Liability Claim that relates to or arises as a result of the Plasma Torch, the LRGP Specifications or the PGP Specifications, unless such Environmental Liability Claim arises because H-W did not operate the Plant in accordance with the Operating Agreement.

         6.3 INDEMNIFICATION PROCEDURES. If any matter shall arise which a party hereto seeking indemnification believes to be covered by the indemnification provisions hereunder, the party seeking indemnification (the "Claimant") shall give written notice thereof to the indemnifying party (the "Indemnifying Party"), promptly (and in no event more than 30 days) after the Claimant learns of the existence of such matter and the Indemnifying Party shall have 30 days after receipt of such notice to make such investigation of the claim as it deems necessary or desirable. (The failure to give prompt notice of any claim for indemnification under this Article 6 shall not relieve the Indemnifying Party of the obligation to provide indemnification, except to the extent that the Indemnifying Party is prejudiced by such failure.) The parties shall cooperate fully in any such investigation, making available to each other such books or records as may be necessary thereto. If the parties do not agree with respect to indemnification at or prior to the expiration of the said 30 day period (or any mutually agreed to extension thereof), or if the Indemnifying Party does not respond within the 30 day period, the parties shall resolve the matter in accordance with the procedures set forth in Article 9 hereof.

         6.4     LIMITATIONS.

                 (a) AGGREGATE MINIMUM. The Indemnifying Party shall not be obligated to indemnify and reimburse the Claimant for any sums due under this Article 6 until the aggregate amount of the Indemnifying Party's Losses under this Article 6 exceeds Ten Thousand Dollars ($10,000), and such amount shall be treated as a deductible against the indemnification obligations of the Indemnifying Party.

                 (b) TIME LIMITATION. No party shall be entitled to indemnification under this Article 6 with respect to the breach of any representation or warranty contained herein unless a claim for indemnification is asserted against the party from whom indemnification is sought within two (2) years after the termination of this Agreement, or with respect to the breach of any covenant, agreement or other obligation set forth herein unless a claim for indemnification is asserted within the statute of limitations applicable to such covenant, agreement or other obligation. A claim for indemnification shall be deemed to have been asserted when notice of such claim for indemnification is given pursuant to Section 6.3 hereof in reasonable detail sufficient to put the recipient on notice as to the nature of the claim.

         6.5     MANAGING COMMITTEE INDEMNIFICATION.

                 (a) The Joint Venture shall indemnify each Designee, made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Designee of the Managing Committee or is or was serving at the request of the Joint Venture as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against Damages incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Joint Venture, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                 (b) Any indemnification under Section 6.5(a) (unless ordered by a court) shall be made by the Joint Venture only if the indemnification of the Designee is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 6.5(a). In making such determination, the Managing Committee shall rely upon the written opinion of independent legal counsel.

                 (c) Expenses incurred by any Designee in defending a civil or criminal action, suit or proceeding may be paid by the Joint Venture in advance of the final disposition of such action, suit or proceeding as authorized by the Managing Committee upon receipt of an undertaking by or on behalf of such Designee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Joint Venture as authorized herein.

                 (d) The indemnification provided by this Section 6.5: (i) shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled, (ii) shall continue as to a Person who has ceased to be a Designee, and (iii) shall inure to the benefit of the heirs, executors and administrators of such a Person.

                                   ARTICLE 7
                                CONFIDENTIALITY


         7.1 TERMINATION OF CONFIDENTIAL DISCLOSURE AGREEMENT. Effective as of the Closing, the Confidential Disclosure Agreement of April 19, 1995 between the parties is hereby terminated.

         7.2     DEFINITION.  The term "Confidential Information" shall mean,
(a) with respect to a Joint Venturer, all information received or to be received in the future by the Joint Venture, a Joint Venturer or Persons acting on behalf of or for the benefit of such Joint Venturer (collectively the "Recipient") from any other Joint Venturer or its agents or Affiliates (collectively, the "Discloser") in connection with this Agreement or the Documents, (b) all information to be treated confidentially by the Joint Venture, and (c) all materials in physical form prepared by the Recipient from information that is Confidential Information. "Confidential Information" shall not include information which (i) is or becomes generally available to the public other than by disclosure by the Recipient in violation of this Agreement, (ii) was available to the Recipient before disclosure by the Discloser, or (iii) becomes available to the Recipient from a source, other than the Discloser, who did not receive such information from the Recipient.

         7.3 USE OF CONFIDENTIAL INFORMATION. Each party shall use Confidential Information solely for the purposes of this Agreement and the Documents. Each Joint Venturer shall not use Confidential Information in any manner that is adverse or detrimental to any other Joint Venturer or the Joint Venture, it being understood, however, that the Joint Venturers are public companies or subsidiaries of public companies and that as a result thereof each Joint Venturer may make disclosures of financial and statistical information to banks, regulatory agencies and analysts as shall be customary. In addition, the use of Confidential Information reasonably required in connection with claims by one Joint Venturer against any other shall be a permitted use of Confidential Information.

         7.4 TREATMENT OF CONFIDENTIAL INFORMATION. Each Joint Venturer shall treat confidentially all Confidential Information. Confidential treatment shall include but not be limited to:

                 (a)      taking the same measures to protect the
         confidentiality of Confidential Information as the Joint Venturer uses to protect its own confidential information; and

                 (b) not disclosing or permitting the Joint Venture to disclose Confidential Information to any other Person except:

                          (i)     as specified in writing by the Managing
         Committee;

                          (ii) as required by governmental or judicial law, regulation or ruling, including pursuant to subpoena or other court or administrative process; or

                          (iii) as required by stock exchange policy after having given notice to the other Joint Venturers of the reasons for and contents of the proposed disclosure.

         7.5 SURVIVAL. The provisions of this Article 7 shall survive any termination or expiration of this Agreement for a period of three (3) years thereafter or for ten (10) years from the time of disclosure, whichever is shorter.

                                   ARTICLE 8
                              TERM AND TERMINATION


         8.1 TERM. The initial Term of this Agreement and the License Agreement, the Supply Agreement and the Operating Agreement shall be seven (7) years, commencing and effective as of the date of the Closing, and thereafter will be extended for subsequent terms of three (3) years each unless one party notifies the other in writing at least 180 days before the expiration of the initial Term or any subsequent Term of its intent to terminate this Agreement and the Documents.

         8.2 TERMINATION BY UNILATERAL ACTION OF A JOINT VENTURER. Each of the parties hereto shall have the right unilaterally to terminate this Agreement and the Documents only under the following two circumstances:

                 (a) If the actual losses of the Joint Venture exceed $100,000 for each of any two (2) consecutive calendar years, either party may terminate this Agreement and the Documents upon the giving of 90 days' prior written notice, such notice to be given no less than 60 days after the end of the second calendar year in which the Joint Venture has suffered such losses.

                 (b) If the Plant is destroyed or substantially damaged by fire, acts of God, other casualty and shall require more than 180 days to rebuild or repair such damage, H-W shall give PPC notice of such casualty. If either H-W or PPC desires that the Plant be repaired and/or rebuilt, notice of such desire shall be given to the other in writing within 30 days of the notice of such destruction or damage.
         If such notice of desire for repair or rebuilding is not given by either Joint Venturer within 30 days, this Agreement and the Documents shall terminate 90 days thereafter. If each party gives such notice or desire for repair and/or rebuilding, H-W shall promptly proceed to carry out and accomplish such repair or rebuilding of the Plant (taking into consideration the problems, difficulties and delays in obtaining insurance proceeds). If the Joint Venturers cannot agree whether to repair or rebuild or to terminate the Agreement and the Documents, such disagreement shall be deemed a Dispute and shall be resolved in accordance with Article 10.

         8.3 DISSOLUTION OF THE JOINT VENTURE. The Joint Venture shall be dissolved only upon the earliest to occur of the following events:

                 (a) The expiration of the Term of the Joint Venture, as set forth in Section 8.1 hereof;

                 (b) The termination of the Joint Venture by one of the Joint Venturers, as set forth in Section 8.2 hereof;

                 (c) The acquisition by a Joint Venturer of the Joint Venture interests held by the other Joint Venturers, unless, prior to such acquisition, the Joint Venturers shall have consented to a third party becoming a joint venturer; or

                 (d) The written consent of all Joint Venturers to such dissolution.

         8.4 NO OTHER RIGHTS TO TERMINATE OR DISSOLVE. The Joint Venture shall not be terminated or dissolved unless the circumstances specified above in Section 8.3 shall occur and a plan of dissolution is approved in writing by each Joint Venturer. Except as expressly permitted by the terms hereof, no Joint Venturer shall have the right and each Joint Venturer hereby agrees not to withdraw from the Joint Venture, nor to dissolve, terminate or liquidate, or to petition a court for the dissolution, termination or liquidation of the Joint Venture and no Joint Venturer at any time shall have the right to petition or to take any action to subject the Joint Venture assets or any part thereof to the authority of any court or other governmental body in connection with any bankruptcy, insolvency, receivership or similar proceeding. Each of the Joint Venturers agrees that, except as expressly permitted by the terms of this Agreement, it will take no action that would cause or be deemed to cause dissolution of the Joint Venture within the meaning of 1531 of the Act or file an application, or permit the filing of an application to dissolve the Joint Venture within the meaning of 1532 of the Act, and each Joint Venturer expressly acknowledges that under no circumstances, absent the consent of all Joint Venturers, will the dissolution of the Joint Venture be an appropriate or fair remedy to any Dispute involving the Joint Venture.

         8.5     DISSOLUTION AND WINDING UP.

                 (a) FINAL ACCOUNTING. Upon an event of dissolution specified in Section 8.3 where the Joint Venture is not continued, an accounting shall be made of the accounts of the Joint Venture, and of the Joint Venture's assets, liabilities and operations, from the date of the last previous accounting to the date of such event of termination.

                 (b) LIQUIDATION. If an event of dissolution occurs, the affairs of the Joint Venture shall be wound up by the Joint Venturers who shall proceed with the orderly liquidation and distribution of Joint Venture assets. If for any reason the Joint Venturers are unable to perform this function, then the liquidation shall occur pursuant to instructions from a designee of the Joint Venturers. Such designee shall act in accordance with prior written directions from the Joint Venturers regarding the specific manner of liquidation of the Joint Venture's investments. Following liquidation, the assets of the Joint Venture shall be applied to Joint Venture liabilities in the following order:

                          (i) To pay or provide for all amounts owing by the Joint Venture to creditors other than Joint Venturers, and for expenses of winding up.

                          (ii) To pay or provide for all amounts owing by the Joint Venture to Joint Venturers other than for capital and profits.

                          (iii) To pay or provide each Joint Venturer an amount equal to its positive Capital Account balance after accounting for all Capital Account adjustments during the taxable year of liquidation, including those provided in Section 8.5(c) below. Distributions under this Section 8.5 shall be made by the end of the taxable year of liquidation or, if later, 90 days after the date of such liquidation.

                 (c) NON-CASH ASSETS. If the Joint Venture owns non-cash assets at the time of liquidation, the Capital Accounts of the Joint Venturers shall be adjusted as if the assets were sold at fair market value and such gain or loss allocated to the Joint Venturers in accordance with Section 4.8. Every reasonable effort shall be made to distribute each non-cash asset to the Joint Venturer that contributed such asset to the Joint Venture. The value of non-cash assets at the time of liquidation shall be determined by the Managing Committee. If at the termination of the Joint Venture both the Plasma Torch and the Retrofit Assets are owned by the Joint Venture and the Managing Committee is unable to arrive at an agreed upon value for either asset, it is specifically agreed that both assets shall be valued at equivalent scrap values, and that the Plasma Torch shall be distributed to PPC and the Retrofit Assets shall be distributed to H-W. Disagreement among the Managing Committee as to the value of any other non-cash asset shall be considered an Accounting Dispute subject to resolution under Section 10.3.

                 (d) RESTORATION OF NEGATIVE CAPITAL ACCOUNTS. Notwithstanding anything in this Agreement to the contrary, if any Joint Venturer has a negative balance in its Capital Account following the liquidation of its interest in the Joint Venture as defined in

         Treasury Regulation 1.704-1(b)(2)(ii)(g) or any successor regulation thereto promulgated under the Code, computed by taking into account all Capital Account adjustments to the date of such liquidation, such Joint Venturer shall be unconditionally obligated to contribute cash in an amount equal to the deficit amount to the Joint Venture by the end of the Joint Venture taxable year during which such liquidation occurs or, if later, 90 days after the date of such liquidation.

         8.6 SURVIVING OBLIGATIONS. Notwithstanding termination of this Agreement and the Documents, the obligations of the parties with respect to confidentiality, indemnity and licensing of improvements to the Proprietary Technology shall survive the termination of this Agreement and the Documents in accordance with their terms.

                                   ARTICLE 9
                       REMEDIES NOT INVOLVING TERMINATION
                       OF THIS AGREEMENT OR THE DOCUMENTS


         9.1 EQUITABLE REMEDIES. In the event of a breach or threatened breach of any covenant or agreement contained in this Agreement or the Documents, remedies at law may not adequately compensate the parties hereto or thereto for their injuries incurred as a result thereof. Accordingly, injunctive or equitable relief shall be available to specifically enforce this Agreement and the Documents and to prevent such breach and any continued breach of any covenant and agreement herein or therein in any court having subject matter jurisdiction thereof.

         9.2 DAMAGES. In addition to equitable remedies, in the event of any breach of any covenant or agreement of this Agreement or the Documents, including any dissolution of the Joint Venture in contravention of Section 8.4, the other party may seek damages arising out of such breach. In no event shall any party hereto be liable for punitive damages.

         9.3 CUMULATIVE REMEDIES. Subject to Section 8.4, no remedy made available by any of the provisions of this Agreement or the Documents is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement and the Documents or now or hereafter existing at law or in equity.

                                   ARTICLE 10
                               DISPUTE RESOLUTION


         10.1 GENERAL. Representatives of the parties hereto shall meet in good faith to resolve all Disputes extrajudicially.

                 (a) The disputing party shall give the parties' written notice of its Dispute. This notice shall include (i) a summary of the Dispute; (ii) arrangements for a meeting to attempt to resolve the Dispute to be held within ten (10) business days of receipt of the notice; and (iii) the name of the party's representative with decision making power who will represent the party at the meeting. Within seven (7) business days after the receipt of this notice, the other party shall submit to the disputing party a written summary responding to the matters contained in the disputing party's notice and identifying the party's representative with decision making power who will be its representative at the meeting.

                 (b) The party's named representatives shall meet at a time and place mutually acceptable to the parties to attempt to settle the Dispute in good faith. The purpose of such negotiations will be an honest effort to allow a corporate official of each party an opportunity to determine if the Dispute is resolvable prior to expensive and lengthy arbitration or litigation. The parties shall have complete discretion as to what procedures shall be used and what agenda shall be discussed. Any such negotiation or series of negotiations shall be held as confidential by all parties and the parties hereto do commit themselves that they shall not disclose either the existence of such proceedings or the content thereof. Any participation in or initiation of such discussions shall not be deemed to be an admission of liability and no statement made or provided in or related to such negotiations shall be construed as a statement against interest or otherwise disclosed or used in any proceeding involving the parties.

                 (c) The parties commit to commence these negotiations prior to seeking arbitration or litigation, unless the remedy for the Dispute is injunctive relief and the disputing party believes in good faith that it will suffer irrevocable harm if this procedure to negotiate is followed, in which case this procedure need not be followed before seeking injunctive relief, other than to give notice of the Dispute to the other party.

         10.2 ARBITRATION. Failing resolution of any Dispute in the manner specified in Section 10.1, and in any event if resolution is not achieved within 30 days after such Dispute is first submitted by either party to the other, except under the circumstances specified in Section 10.1(d), the parties will arbitrate any Dispute relating to or arising out of this Agreement. Arbitration with respect to any Disputes the parties may have with respect to Accounting Disputes shall be conducted in accordance with Section 10.3. All Disputes that are not Accounting Disputes shall be arbitrated in accordance with Section 10.4. All arbitration proceedings relating to Disputes, including Accounting Disputes, will use the procedures specified in Section 10.5.

         10.3 ARBITRATION OF ACCOUNTING DISPUTES. If the parties are unable to resolve any Accounting Dispute using the procedures set forth in Section 10.1, either Joint Venturer may notify the other that it considers such outstanding issue an Accounting Dispute. Within five (5) business days of the notice, the Joint Venture shall retain an independent certified national accounting firm, which shall not be an accounting firm used by either Joint Venturer, and submit the outstanding Accounting Dispute to binding arbitration. The cost of hiring the independent accounting firm to arbitrate an Accounting Dispute shall be borne by the Joint Venture.

         10.4 ARBITRATION AS TO NON-ACCOUNTING DISPUTES. Any Disputes that are not Accounting Disputes shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, including the so-called "complex matters" rules. There shall be one arbitrator appointed in accordance with AAA rules who shall be an expert in thermodynamics.

         10.5    ARBITRATION PROCEDURES.

                 (a) LOCATION. The arbitration shall be conducted in Nashville or Pittsburgh, unless otherwise agreed.

                 (b) DISCOVERY. The Arbitrator shall permit and facilitate such discovery as the Arbitrator shall determine is appropriate in the circumstances, taking into account the needs of the parties and the desirability of making discovery expeditious and cost-effective. Such discovery may include prehearing depositions, particularly dispositions of witnesses who will not appear personally to testify, if there is a substantial and demonstrated need therefor.

                 (c) CONFIDENTIALITY. The Arbitrator may issue orders to protect the confidentiality of proprietary information, trade secrets, and other sensitive information disclosed in discovery.

                 (d) PROCEEDINGS. The Arbitrator shall actively manage the proceedings as the Arbitrator deems is best so as to make the same fair, expeditious, economical and less burdensome and adversarial than litigation. The Arbitrator may, without limitation, limit the issues so as to focus on the core of the dispute, limit the time allotted to each party for presentation of its case, and exclude testimony and other evidence that it deems irrelevant, cumulative or inadmissible.

                 (e) LIMITATIONS ON AWARDS. The Arbitrator's decision shall be in writing and shall be based upon the principles under this Agreement and the Documents. The Arbitrator shall have no authority to add to or subtract from the terms of this Agreement or the Documents. The Arbitrator may not award punitive damages or remedies that are prohibited or limited by this Agreement or the Documents.

                 (f) JUDGMENT ON THE AWARD. Judgment upon the reward rendered by the Arbitrator may be entered in any court having jurisdiction thereof.

         10.6 EXPENSES. If the Dispute is not fully resolved as a result of the negotiation process described herein and the matter proceeds through arbitration or, in the case of injunctive relief, litigation, the parties hereto agree that the unsuccessful party (as determined by the arbitration or litigation) shall be liable for the attorney fees and expenses of the other party incurred starting after the termination of the negotiation process described herein through the final termination of the arbitration or litigation, including all appeals.

                                   ARTICLE 11
                                 MISCELLANEOUS


         11.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the parties hereto contained herein shall survive until the expiration of the period during which a claim for indemnification with respect to any breach of such representation or warranty may be asserted under this Agreement.

         11.2 GOVERNING LAW. All questions relative to the execution, validity, interpretation and performance of the Agreement and the Documents shall be governed by the laws of the State of Delaware.

         11.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and together shall constitute but a single instrument.

         11.4 ENTIRE AGREEMENT. This Agreement, together with the Documents, represent the complete agreement between the parties with respect to the subject matter herein and therein and supersedes all prior agreements and understandings, written or oral between the parties with respect thereto. No other agreement shall be deemed to exist between the parties with respect to the subject matter herein and therein.

         11.5 NOTICES. Any notice, request, demand or other communication required or permitted hereunder or under the Documents shall be given in writing by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) prepaid telegram, telecopy or telex (provided that such telegram, telecopy or telex is confirmed by expedited delivery service or by mail in the manner previously described), sent to the party to whom the communication is directed at the address shown below, or to such different address as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery or, in the case of delivery by delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telecopy or telex, upon receipt unless such receipt is after business hours, in which case receipt shall be deemed to occur on the next business day.

                 If to PPC:

                          Plasma Processing Corporation
                          109 Westpark Drive, Suite 180
                          Brentwood, Tennessee 37027
                          Telecopier No. (615) 373-7923
                          Attn:  Terry Moore

                          Copy to:

                          First Mississippi Corporation
                          700 North Street
                          Jackson, Mississippi 39202
                          Telecopier No. (601) 949-0228
                          Attn:  General Counsel

                 If to H-W:

                          Harbison-Walker Refractories, a division of
                          INDRESCO Inc.
                          One Gateway Center
                          Pittsburgh, Pennsylvania 15222
                          Telecopier No. (412) 562-6421
                          Attn:  Bill Brown

                          Copy to:

                          INDRESCO Inc.
                          2121 San Jacinto Street
                          Suite 2500
                          Dallas, Texas  75201
                          Telecopier No. (214) 953-4597
                          Attn:  Ken Fernandez

                 If to the Joint Venture:

                          Newminco
                          c/o Harbison-Walker
                          Baker Hill Hwy 131
                          Eufaula, Alabama 36072
                          Telecopier No. (334) 687-3383
                          Attn:  Dave Kessler


                          Copies to:

                          Plasma Processing Corporation
                          109 Westpark Drive, Suite 180
                          Brentwood, Tennessee 37027
                          Telecopier No. (615) 373-7923
                          Attn:  Terry Moore

                          Harbison-Walker Refractories, a division of
                          INDRESCO Inc.
                          One Gateway Center
                          Pittsburgh, Pennsylvania 15222
                          Telecopier No. (412) 562-6421
                          Attention:  Bill Brown


         11.6 FORCE MAJEURE. Should any circumstance beyond the reasonable control of any party occur which delays or renders impossible the performance of its obligations under this Agreement or the Documents on the dates herein or therein provided for, such obligation shall be postponed for such time as such performance necessarily has had to be suspended or delayed on account thereof, provided such party shall notify the other parties in writing as soon as practicable, but in no event more than ten (10) days after the occurrence of such force majeure. In either such event, all parties shall promptly meet to determine an equitable solution to the effects of any such event, provided that any party who fails because of force majeure to perform its obligations hereunder or thereunder will upon the cessation of the force majeure take all reasonable steps within its power to resume with the least possible delay compliance with its obligations. Events of force majeure shall include, without limitation, war, revolution, invasion, insurrection, riots, mob violence, sabotage or other civil disorders, acts of God, acts, laws, regulations or rules of any government or governmental agency, and any other circumstances beyond the reasonable control of the party, the obligations of whom are affected thereby, including but not limited to casualty to the Plant or the Plasma Torch that prohibits or materially impairs production of LRGP at the Plant for a period of up to 180 days.

         11.7 THIRD-PARTY RIGHTS. Except as specified in Article 6 hereof, this Agreement shall not be deemed or construed in any way to result in the creation of any rights or obligations in any Person or entity not a party to this Agreement.

         11.8 NO WAIVER OF RIGHTS. No failure or delay on the part of any party in the exercise of any power or right hereunder or under the Documents shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or of any other right or power. The waiver by any party of a breach of any provision of this Agreement or the Documents shall not operate or be construed as a waiver of any other or subsequent breach hereunder or thereunder.

         11.9 AMENDMENT. This Agreement and the Documents may be amended, modified or supplemented only by written agreement of the parties.

         11.10 NO ASSIGNMENT; PERMITTED SUCCESSORS AND ASSIGNS. This Agreement and the Documents shall be binding upon and inure to the benefit of the parties thereto and their respective successors and permitted assigns, but neither this Agreement, any of the Documents nor any of the rights, interests or obligations hereunder or thereunder, including any interests of the Joint Venturers in the Joint Venture, shall be transferred or assigned by any party without the prior written consent of the other party; provided each party may sell, transfer or assign any part of its interest herein or therein to another entity owned 50% or more by it, provided the transferor or assignor agrees in writing to continue to be bound unconditionally by all the terms and conditions of this Agreement and the Documents and the recipient of such interest agrees in writing to be bound unconditionally by all terms and conditions of this Agreement and the Documents to which the transferor or assignor is a party.

         11.11 INTERPRETATION. The Article and Section headings contained in this Agreement and the Documents are solely for the purpose of reference, are not part of the agreement of the parties hereunder and shall not in any way affect the meaning or interpretation of this Agreement or the Documents. As used in this Agreement and the Documents, the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement and the Documents as a whole and not to any particular article, section, subsection or other subdivision.

         11.12 LEGAL ENFORCEABILITY. Any provision of this Agreement or any of the Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11.13 FURTHER INSTRUMENTS AND ASSURANCES. The parties hereto shall execute and deliver to or cause to be executed and delivered to the other such further documents and shall take such other actions to effectively carry out the transactions contemplated hereby and in the Documents.

         11.14 CONFLICT BETWEEN THIS AGREEMENT AND THE DOCUMENTS. In the event of any conflict between the terms of this Agreement and those of the Documents, the terms of this Agreement shall control.

         11.15 COSTS. The parties agree that each party shall be solely responsible for any and all of its respective legal and accounting fees and any other costs and expenses incurred with respect to the formation of this Joint Venture and the negotiations related thereto until the Commercial Start Up of the Plant. Thereafter, all such fees, costs and expenses shall be for the account of the Joint Venture. Neither Joint Venturer shall be entitled to any compensation for any part of its or their overhead expense, including salaries of their executives, officers, or employees, except as otherwise set forth in this Agreement or the Documents.

         11.16 JOINDER OF JOINT VENTURE. The Joint Venture joins in the execution and delivery of this Agreement effective immediately after the Closing for the purpose of acknowledging and assuming any obligations of the Joint Venture specified in this Agreement or the Documents.

         11.17 GUARANTEE BY FIRST MISSISSIPPI CORPORATION. First Mississippi Corporation shall cause PPC to perform all of its obligations under this Agreement and the Documents and hereby irrevocably guarantees the performance by PPC of all of the obligations of PPC under this Agreement and the Documents. This guarantee is absolute and continuing and the obligations of First Mississippi Corporation under this Section shall not be released, discharged, diminished, or impaired by the bankruptcy, insolvency, liquidation, receivership, dissolution, winding-up or termination of PPC. First Mississippi Corporation, in its capacity as guarantor, waives notice of (i) acceptance of this guarantee, (ii) the creation, renewal, extension, modification, alteration or existence of, or reduction or exhaustion of the amount of any recovery available with respect to, any liability or obligation of PPC under this Agreement or the Documents, (iii) any breach or default in the liabilities or obligations of PPC, (iv) the transfer of liabilities or obligations of PPC to any third party, and (v) all other matters the notice of which First Mississippi Corporation in its capacity as guarantor might otherwise be entitled to receive as a matter of law as a precondition to its obligation to perform its obligations as a guarantor. H-W may enforce First Mississippi Corporation's obligations under this Guarantee without first suing or joining PPC or enforcing any rights and remedies against PPC or otherwise pursuing or asserting any claims or rights against PPC, any other person or entity who may also be liable, or its or their property.

         IN WITNESS WHEREOF, the parties hereto have caused this Joint Venture Agreement to be executed by their duly authorized representatives as of date first written above.

                                    INDRESCO INC.



                                    By:  /s/ (Illegible)
                                    Its:__________________________________



                                    PLASMA PROCESSING CORPORATION



                                    By:  /s/ (Illegible)
                                    Its: President




Joined, for the purposes set
forth in Section 11.16, by the
Joint Venture


NEWMINCO


By: INDRESCO INC., Joint Venturer


By:  /s/ (Illegible)
Its: _________________________________

By: PLASMA PROCESSING CORPORATION,
    Joint Venturer



By:  /s/ (Illegible)
Its: Presdient (Plasma Processing)


Joined, for the purposes set
forth in Section 11.17, by
First Mississippi Corporation

FIRST MISSISSIPPI CORPORATION


By:  /s/ (Illegible)
Its: Vice President

                                   Exhibit A

                              The H-W Bill of Sale

                              THE H-W BILL OF SALE


         For value received, INDRESCO INC., d/b/a Harbison-Walker Refractories, a division of INDRESCO Inc., a Delaware corporation ("H-W"), pursuant to the provisions of that certain Joint Venture Agreement dated ___________, 1995 (the "Agreement") among H-W and Plasma Processing Corporation for the purpose of forming a Delaware joint venture named Newminco, does hereby convey, transfer, assign and deliver to Newminco as its initial capital contribution, all of its right, title and interest in and to the Retrofit Assets, as defined in the Agreement and as further described on Exhibit A attached hereto.

         To have and to hold all of the Retrofit Assets unto Newminco, its successors and assigns forever.

         H-W agrees to indemnify, defend and hold harmless Newminco, subject to
Article 6 of the Agreement, from and against any claim adverse to title of the Retrofit Assets transferred, assigned and delivered under this bill of sale as represented and warranted by H-W in Section 2.1 of the Agreement.

         Nothing contained herein shall be deemed or construed to grant any greater rights or greater obligations on the parties than are provided for in the Agreement.

         IN WITNESS WHEREOF, H-W has caused this instrument to be signed by an authorized officer as of the _____ day of _______, 1995.

                                        INDRESCO INC.


                                        By: ___________________________________

State of __________       )
                          )
County of ________        )

         This instrument was acknowledged before me on this ____ day of ________, 1995 by ______________, ________________ of INDRESCO Inc., a Delaware
corporation, on behalf of such corporation.


                                        ______________________________________
                                        Notary Public


___________________                     ______________________________________
Commission Expires                      Notary's Printed Name

                                   EXHIBIT A

                                RETROFIT ASSETS

                                   EXHIBIT B

                              LRGP SPECIFICATIONS




                 LRGP shall have the following composition and specifications:

         Chemical Analysis:                                                  Range
         ------------------                                                  -----
         (Calcined Basis)                                                      (%)

         Alumina (Al2O3)                                                     75-95

         Magnesia (MgO)                                                       6-18

         Lime (CaO)                                                            1-3

         Silica (SiO2)                                                     0.5-1.5

         Other Oxides or Alkalies on
                 Other Constituents                                          0.5-5

         Bulk Specific Gravity (B.S.G.)
                 Grams/Cubic Cent.                                       1.70-2.25

                                   Exhibit C

                             The License Agreement

                               LICENSE AGREEMENT


         THIS LICENSE AGREEMENT is made and entered into as of the ______ day of August, 1995, by and between PLASMA PROCESSING CORPORATION, a corporation organized and existing under the laws of Delaware, with offices at 109 Westpark Drive, Suite 180, Brentwood, Tennessee 37027 ("PPC") and Newminco, a joint venture organized and existing under the laws of Delaware, with offices at Baker Hill Hwy 131, Eufaula, Alabama 36072 (the "Joint Venture").

                                  WITNESSETH:

         WHEREAS, PPC has developed and is using certain technology to treat aluminum dross and manufacture therefrom certain grain products of a lightweight character generated by conversion, through calcining, of the non-metallic residues of the aluminum dross treatment process, or other similar processes, which grain products are further described in Schedule A hereto (the "LRGP Products");

         WHEREAS, INDRESCO INC. d/b/a HARBISON-WALKER REFRACTORIES, a division of INDRESCO Inc., a corporation organized and existing under the laws of the State of Delaware, with offices at One Gateway Center, Pittsburgh, Pennsylvania 15222 ("H-W"), currently manufactures various refractory raw materials and finished refractory brick, shapes and other products;

         WHEREAS, H-W owns a manufacturing facility in Eufaula, Alabama (the "Plant") that has capacity to produce LRGP Products and to provide tolling services;

         WHEREAS, PPC and H-W have entered into a joint venture pursuant to that certain Joint Venture Agreement of even date herewith for the purpose, among other things, of manufacturing, developing and selling LRGP (the "Joint Venture Agreement"); and

         WHEREAS, it is the mutual desire of both parties that the Joint Venture be authorized to exercise the rights herein granted on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto, in consideration of the premises and of the mutual promises and undertakings herein expressed, with the intent to be legally bound do hereby agree as follows:

                                   ARTICLE 1
                           GRANT AND SCOPE OF LICENSE

         1.1 GRANT OF LICENSE. For and in consideration of the agreements contained in the Joint Venture Agreement, PPC hereby grants to the Joint Venture and the Joint Venture hereby accepts from PPC upon the terms and conditions hereinafter specified a worldwide, royalty free, license (a) to use the Proprietary Technology (as defined in Schedule A attached hereto) (i) in the manufacture, use and/or sale of the Licensed Products (as defined in Schedule B attached hereto) for manufacture at the Plant and (ii) to provide Tolling Services, and (b) to sublicense the Proprietary Technology to H-W to operate the Plant pursuant to the terms and conditions of that certain Operations and Maintenance Agreement of even date herewith, by and between the Joint Venture and H-W. The license herein granted includes a license under any PPC patents, now or hereinafter issued, that relate to the manufacture, use or sale of the Licensed Products or the providing of Tolling Services. PPC retains the right to use the Proprietary Technology in the manufacture of LRGP Products or products other than the Licensed Products and in the performance of Tolling Services.

         1.2 EXCLUSIVITY. The License granted herein is an exclusive license with respect to the use of the Proprietary Technology in the manufacture, sale and use of Licensed Products sold into the refractory raw materials and refractory products markets, and is nonexclusive with respect to the use of the Proprietary Technology in the manufacture, sale and use of Licensed Products sold into the metallurgical markets and for the performance of Tolling Services.

                                   ARTICLE 2
                             TECHNICAL INFORMATION

         2.1 DISCLOSURE OF PROPRIETARY TECHNOLOGY. PPC shall disclose and provide in writing to the Joint Venture and H-W the Proprietary Technology, as defined in Schedule A hereto, which shall include, but is not limited to:

                 (a) Raw material data, specifications and quality control procedures;

                 (b)      Formulae;

                 (c)      Plasma melt technology information;

                 (d) Equipment construction and arrangement information, particularly concerning the utilization of a plasma torch as part of the process;

                 (e)      Detailed manufacturing instructions;

                 (f)      Manufacturing control parameters;

                 (g) Products specifications and quality control procedures; and

                 (h)      Product application know-how.

         2.2 SALES AND APPLICATION DEVELOPMENT. PPC further agrees to advise and assist the Joint Venture and H-W in the sale of Licensed Products by furnishing to H-W actual samples of technical literature, catalogs, advertising material and marketing techniques which are in use by PPC for sales and application development of LRGP Products.

                                   ARTICLE 3
                              TECHNICAL ASSISTANCE

         3.1     PPC PERSONNEL.

                 (a) PPC shall furnish to the Joint Venture and H-W all technical assistance which is necessary or desirable to enable the Joint Venture and H-W to utilize the Proprietary Technology, including such technical assistance as is necessary in connection with the installation of the Plasma Torch and the Retrofit Assets, the operation of the Plant, the sale and use of the Licensed Products and the provision of Tolling Services (the "Technical Assistance").

                 (b) Upon reasonable and written request by the Joint Venture or H-W, suitably qualified personnel of PPC shall visit the Plant and customer locations employing Licensed Products to render Technical Assistance. Such visits or any other visits by PPC's personnel shall be at such times and for such lengths of time and under such other reasonable conditions as the parties shall mutually agree; provided, however, PPC shall not unreasonably withhold its agreement to any such visits.

                 (c) Until one year after Commencement of Commercial Operations, Technical Assistance shall include but is not limited to PPC furnishing at least one engineer to be located at the Plant. All personnel costs and benefits and travel, local transportation, and reasonable living expenses incurred by PPC and PPC's personnel in connection with the rendering of the Technical Assistance during this period (except training, which is the subject of Section 3.1(d)), shall be for the account of PPC. Thereafter, such Technical Assistance shall be for the account of the Joint Venture, and shall be charged by PPC to the Joint Venture at 135% of the salary of the PPC personnel rendering the Technical Assistance for the period such individuals rendered such assistance plus their actual expenses relating to providing the Technical Assistance.

                 (d) Commencing with the Commercial Start Up of the Plant, PPC will provide training to H-W's Plant employees in the safe and proper use of the Plasma Torch and will provide certification to such employees in accordance with the current PPC certification program. Such training will be provided at PPC's expense until six months after the Commencement of Commercial Operations. Thereafter all training shall be provided at Joint Venture expense, and shall be charged by PPC at 135% of the salary of the PPC personnel rendering the training for the period such individuals rendered such training, plus their actual expenses relating to providing the training.

         3.2 H-W PERSONNEL. H-W may from time to time during the term of this Agreement desire to dispatch to the facilities of PPC, technical personnel in H-W's employ for the purpose of observation and familiarization with the Proprietary Technology utilized by PPC in the manufacture of LRGP Products and the performance of Tolling Services. Such visits shall be accepted by PPC at the written request of H-W and shall be at such times and for such lengths of time and under such other reasonable conditions as the parties shall mutually agree; provided, however, PPC shall not unreasonably withhold its agreement to any such visits. Any and all expenses necessary for dispatching and maintaining such technical personnel shall be for the account of H-W, but no charge for such visits shall be made to H-W by PPC for the time of PPC personnel. All such personnel shall have executed and delivered to PPC a secrecy agreement in the form attached hereto as Schedule C as a condition precedent to entry to PPC's facilities; provided, however, notwithstanding the terms of such agreement, such secrecy agreement shall not extend beyond the term for survival of Confidential Information established in Article 7 of the Joint Venture Agreement.

                                   ARTICLE 4
                                  IMPROVEMENTS

         4.1 PPC TECHNOLOGY IMPROVEMENTS. Any and all additions, improvements or modifications to the Proprietary Technology made, discovered or invented or possessed by PPC (the "PPC Technology Improvements") shall remain the sole property of PPC who shall be entitled to treat the PPC Technology Improvements as trade secrets or to file patent applications in its own name or in the name of any of its affiliates in the U.S.A. or elsewhere as it deems necessary to protect the PPC Technology Improvements; provided, however, that PPC shall grant to each of H-W and the Joint Venture a royalty-free license to use the PPC Technology Improvements that shall survive termination of this Agreement.

         4.2 PPC PRODUCT IMPROVEMENTS. Any and all additions, improvements or modifications to the Licensed Products made, discovered, invented or possessed by PPC (the "PPC Product Improvements"), and any and all rights to the PPC Product Improvements, shall be and are hereby assigned, transferred, and conveyed to H-W; provided, however, that H-W shall grant to each of PPC and the Joint Venture a royalty-free license to use the PPC Product Improvements that shall survive termination of this Agreement. H-W shall be entitled to treat the PPC Product Improvements as trade secrets or to file patent applications in its own name or in the name of any of its affiliates in the U.S.A. or elsewhere as it deems necessary to protect the PPC Product Improvements. PPC shall do or cause to be done any and all things necessary or appropriate to assign, transfer and convey the PPC Product Improvements, and any and all rights thereto, to H-W and to assist H-W in filing said patent applications.

         4.3 H-W PRODUCT IMPROVEMENTS. Any and all additions, improvements or modifications to the Licensed Products made, discovered or invented or possessed by H-W (the "H-W Product Improvements") shall remain the sole property of H-W who shall be entitled to treat the H-W Product Improvements as trade secrets or to file patent applications in its own name or in the name of any of its affiliates in the U.S.A. or elsewhere as it deems necessary to protect the H-W Product Improvements; provided, however, that H-W shall grant to each of PPC and the Joint Venture a royalty-free license to use the H-W Product Improvements that shall survive termination of this Agreement.

         4.4 H-W TECHNOLOGY IMPROVEMENTS. Any and all additions, improvements or modifications to the Proprietary Technology made, discovered, invented or possessed by H-W (the "H-W Technology Improvements"), and any and all rights to the H-W Technology

Improvements, shall be and are hereby assigned, transferred, and conveyed to PPC; provided, however, that PPC shall grant to each of H-W and the Joint Venture a royalty-free license to use the H-W Technology Improvements that shall survive termination of this Agreement. PPC shall be entitled to treat the H-W Technology Improvements as trade secrets or to file patent applications in its own name or in the name of any of its affiliates in the U.S.A. or elsewhere as it deems necessary to protect the H-W Technology Improvements.
H-W shall do or cause to be done any and all things necessary or appropriate to assign, transfer and convey the H-W Technology Improvements, and any and all rights thereto, to PPC and to assist PPC in filing said patent applications.

         4.5 PATENT APPLICATIONS. Any and all filing fees, prosecution costs, taxes, annuities and maintenance fees imposed on patents or patent applications in connection with improvements or modifications hereunder shall be borne respectively by the owner of the corresponding patents.

         4.6 H-W RESEARCH AND DEVELOPMENT. PPC acknowledges H-W has extensive research and development facilities and capabilities and agrees that H-W will continue to pursue the development of technology in all refractory areas including lightweight refractory raw materials.

         4.7 INFORMATION AS TO MODIFICATIONS. H-W and PPC agree to meet as needed to keep each other informed of the improvements and/or modifications to the technology subject to this Agreement.

         4.8 NEW PRODUCTS OR PROCESSES. The parties may desire to add to this Agreement new products or new processes (as distinguished from improvements on existing methods of formulation and/or manufacturing) for the production of LRGP Products and/or Licensed Products that are developed or acquired by the Joint Venture, PPC or H-W during the term of this Agreement. The term and conditions of any such additional new products or processes shall be by mutual agreement of the parties hereto.

                                   ARTICLE 5
                                   GUARANTEES

         5.1 PROPRIETARY INFORMATION. PPC guarantees that the Proprietary Technology to be furnished under this Agreement contains and corresponds to that possessed or employed by PPC in the manufacture of LRGP Products and the performance of Tolling Services in PPC plants as of the date thereof. PPC further guarantees that the technical information furnished to H-W and the Joint Venture in regard to improvements and modifications pursuant to Article 4 will correspond to that possessed and/or employed by PPC as of the date of disclosure.

         5.2 CONTROL; ACTION AGAINST INFRINGERS. PPC acknowledges that the Joint Venture's and H-W's ability to perform hereunder is conditioned upon PPC maintaining control of the use of the Proprietary Technology in the marketplace. PPC shall, upon notice by the Joint Venture or H-W, promptly investigate and, if in PPC's reasonable opinion such action is reasonably feasible, take action against third parties carrying out activities constituting misappropriation or unauthorized use of the Proprietary Technology and technical information in regard to improvements and modifications which are the subject hereof; provided, however, if PPC elects not to take action against such third parties, the Joint Venture and H-W may take such action against such third parties, at its expense, and PPC shall reasonably cooperate with the Joint Venture and H-W in such action.

         5.3 MITIGATION IN THE CASE OF INFRINGEMENT. If the Licensed Products or manufacturing or processing methods, including those related to Tolling Services, are adjudicated to constitute an infringement or embody or have been constructed from improperly taken proprietary, confidential or trade secret information, PPC further agrees (i) to procure for the Joint Venture and H-W the right to continue manufacture, use and sale of the Licensed Products or to perform Tolling Services; or (ii) to modify the Licensed Products or the manufacturing or processing methods so they become non-infringing or no longer embody the improperly taken proprietary, confidential or trade secret information.

                                   ARTICLE 6
                                 NONCOMPETITION

         Following the termination of this Agreement, the Joint Venture and H-W shall not manufacture or sell products identical to the LRGP Products for a period of three (3) years from the time of termination.

                                   ARTICLE 7
                           TERM AND OTHER PROVISIONS

         7.1 TERM AND OTHER PROVISIONS. This Agreement shall continue in full force and effect contemporaneously with the term of the Joint Venture, and this Agreement shall automatically terminate upon the termination of the Joint Venture Agreement. This Agreement shall be subject to and governed by the terms of Articles 6 through 11 of the Joint Venture Agreement, as if such Articles were set forth herein.

         7.2 DEFINED TERMS. Defined terms used herein without a definition shall have the meanings set forth in the Joint Venture Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this License Agreement to be executed by their duly authorized representatives as of the date first written above.


PLASMA PROCESSING CORPORATION              INDRESCO INC.
  (ON BEHALF OF PLASMA                       (ON BEHALF OF INDRESCO INC.
  PROCESSING CORPORATION AND                 AND NEWMINCO)
  NEWMINCO)


By________________________________         By_________________________________

Title_____________________________         Title______________________________

                                 SCHEDULE A TO
                    LICENSE AGREEMENT OF AUGUST      , 1995


                 "LRGP Products" means lightweight, grain products produced by calcining the non-metallic residues of aluminum dross using the Proprietary Technology and having the following composition and specifications:

         Chemical Analysis:                                                  Range
         ------------------                                                  -----
         (Calcined Basis)                                                      (%)

         Alumina (Al2O3)                                                     75-95

         Magnesia (MgO)                                                       6-18

         Lime (CaO)                                                            1-3

         Silica (SiO2)                                                     0.5-1.5

         Other Oxides or Alkalies on
                 Other Constituents                                          0.5-5

         Bulk Specific Gravity (B.S.G.)
                 Grams/Cubic Cent.                                       1.70-2.25



         "Proprietary Technology" means all technical information and know how, whether protected by patent or deemed confidential, or not, known by PPC and relating to the manufacture, use and sale of lightweight grain products generated by conversion, through calcining, of the non-metallic residues of the aluminum dross treatment process, or other similar process, including using plasma melt technology, and products made from such grain products.

                                 SCHEDULE B TO
                   LICENSE AGREEMENT OF AUGUST        , 1995


         "Licensed Products" means lightweight grain products produced and sold by the Joint Venture which specifically employ the Proprietary Technology as transferred by PPC to the Joint Venture and sublicensed to H-W which have the following composition and specifications:

         Chemical Analysis:                                                  Range
         ------------------                                                  -----
         (Calcined Basis)                                                      (%)

         Alumna (Al2O3)                                                      75-95

         Magnesia (MgO)                                                       6-18

         Lime (CaO)                                                            1-3

         Silica (SO2)                                                      0.5-1.5

         Other Oxides or Alkalies on
                 Other Constituents                                          0.5-5

         Bulk Specific Gravity (B.S.G.)
                 Grams/Cubic Cent.                                       1.70-2.25


AND which are produced by H-W for the Joint Venture at the Plant through calcining of non-metallic residues generated from the treatment of aluminum dross or other similar processes;

AND which are sold for use as refractory raw materials and/or refractory products on an exclusive basis or are sold to metallurgical markets on a non-exclusive basis.

                                 SCHEDULE C TO
                 LICENSE AGREEMENT OF AUGUST            , 1995


                               SECRECY AGREEMENT

IN CONSIDERATION OF THE OPPORTUNITY GRANTED BY PLASMA PROCESSING CORPORATION ("PLASMA") TO ENTER UPON AND VISIT ITS MANUFACTURING AND PROCESSING FACILITIES LOCATED AT MILLWOOD, WEST VIRGINIA AND OTHER FUTURE LOCATIONS, I HEREBY AGREE ON BEHALF OF MYSELF AND THE BUSINESS ENTITY, INDIVIDUAL OR ORGANIZATION WHOM I REPRESENT OR WITH WHOM I AM ASSOCIATED, THAT I SHALL MAINTAIN IN STRICT CONFIDENCE ANY BUSINESS OR TECHNICAL INFORMATION OR DATA CONCERNING MANUFACTURING PROCESSES, EQUIPMENT, TRADE SECRETS, OR KNOW-HOW, WHICH I WILL OBSERVE OR LEARN AND I SHALL NOT USE OR DISCLOSE ANY SUCH INFORMATION OR DATA TO OTHERS, WITHOUT PLASMA'S PRIOR WRITTEN AGREEMENT, SO LONG AS AND TO THE EXTENT THAT IT REMAINS UNPUBLISHED.

HOWEVER, IT IS UNDERSTOOD THAT NOTHING SHALL PREVENT ME FROM USING OR DISCLOSING TO OTHERS ANY SUCH INFORMATION OR DATA WHICH IS IN THE PUBLIC DOMAIN, IS ALREADY KNOWN TO ME AT THE TIME OF DISCLOSURE BY PLASMA (AND NOT PREVIOUSLY RECEIVED AS CONFIDENTIAL INFORMATION FROM PLASMA OR ANY OTHER THIRD PARTY), OR WHICH IS THEREAFTER LAWFULLY OBTAINED AT ANY TIME FROM A THIRD PARTY WITHOUT RESTRICTION.

PLASMA PROCESSING CORPORATION              AGREED TO THIS ___ DAY OF

                                           ______________________________ 199__
BY: ___________________________
         (PLASMA WITNESS)                  BY: ________________________________

TITLE: ________________________            FIRM: ______________________________

                                           TITLE: _____________________________

                                   Exhibit D

                            The Operating Agreement

                      OPERATIONS AND MAINTENANCE AGREEMENT


         THIS OPERATIONS AND MAINTENANCE AGREEMENT is made and entered into this ____ day of August, 1995, by and among PLASMA PROCESSING CORPORATION, with its executive offices at 109 Westpark Drive, Suite 180, Brentwood, Tennessee 37027 ("PPC"); INDRESCO INC., d/b/a Harbison-Walker Refractories, a division of INDRESCO Inc., with its executive offices at One Gateway Center, Pittsburgh, Pennsylvania 15222 ("H-W") and Newminco, a joint venture organized and existing under the laws of Delaware, with offices at Baker Hill Hwy 131, Eufaula, Alabama 36072 (the "Joint Venture").

                                  WITNESSETH:

         WHEREAS, the Joint Venture is a joint venture between PPC and H-W, formed for the purpose of, among other things, engaging in the manufacture, development and sale of grain products of a lightweight character;

         WHEREAS, the Joint Venture wishes to engage the services of an entity which (i) owns a plant with the capacity to convert plasma grain products into grain products of a lightweight character, (ii) will operate and maintain such plant for such purpose, and (iii) will provide certain other administrative and management functions in connection therewith; and

         WHEREAS, H-W desires to provide such operations, maintenance, administrative and managerial services for the Joint Venture and the Joint Venture desires to engage H-W to perform such services.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         1.1 DEFINITIONS. As used herein, the following words shall have the following respective meanings:

                 (a) "HAZARDOUS MATERIALS" means hazardous materials, hazardous wastes, air pollutants, toxic wastes, or other hazardous substances as regulated by any federal, state or local environmental law, regulation, rule, ordinance or order applicable to the Plant or the Plant site.

                 (b) The "JOINT VENTURE AGREEMENT" means that certain Joint Venture Agreement between H-W and PPC dated of even date herewith pursuant to which the Joint Venture was formed.

                 (c) "JOINT VENTURE PRODUCTS" means those products manufactured, developed or sold by or on behalf of the Joint Venture pursuant to, and in fulfillment of the Joint Venture purposes set forth in, the Joint Venture Agreement.

                 (d) "PRUDENT OPERATOR" means an operator that performs operations, maintenance, administrative and management services using that degree of reasonable care, diligence and prudence ordinarily exercised by operators of facilities similar to the Plant, under the same or similar circumstances and conditions as may be required in the operation, maintenance, administration and management of the Plant.

         1.2 OTHER DEFINED TERMS. Defined terms used herein without a definition shall have the meanings set forth in the Joint Venture Agreement.

                                   ARTICLE 2
                  SCOPE OF OPERATIONS AND MAINTENANCE SERVICES

         2.1 NOTICE OF COMMERCIAL START-UP OF THE PLANT AND COMMENCEMENT OF COMMERCIAL OPERATIONS. H-W and PPC promptly shall provide notice to the Joint Venture of the Commercial Start Up of the Plant, and H-W promptly shall provide notice to the Joint Venture and PPC of the Commencement of Commercial Operations.

         2.2 PRODUCTION CAPACITY DEVOTED TO JOINT VENTURE. All of the production capacity of the Plant shall be dedicated exclusively to the Joint Venture, except that H-W shall retain the right to load and ship raw clay inventories and products produced from raw clay currently in stock at the Plant and any additional raw clay and products produced therefrom which may be transported to the Plant prior to the end of 1996. In addition, H-W may also use the sizing facility located at the Plant to process materials not produced by the Joint Venture; provided that the Joint Venture will have priority processing at the sizing facility.

         2.3 OPERATIONS AND MAINTENANCE SERVICES GENERALLY. H-W hereby agrees to provide all operations and maintenance services to operate and maintain the Plant for the production of Joint Venture Products and the performance of Tolling Services. Without limiting the generality of the foregoing, H-W shall:

                 (a) Provide all operations of the Plant, including, without limitation, the production services set forth in EXHIBIT A hereof, necessary for the production of Joint Venture Products and the performance of Tolling Services, including, without limitation, providing all necessary mechanical facilities, electricity and other power, water, utilities and utility connections, air and water treatment, wastewater and waste disposal, roads and all other facilities, services or items necessary to the production of Joint Venture Products and the performance of Tolling Services at the Plant;

                 (b) Provide all necessary maintenance services to keep the Plant in good operating order when needed for production of Joint Venture Products and for the performance of Tolling Services, including, without limitation, the maintenance services set forth in EXHIBIT A hereto;

                 (c) Provide all sampling, testing, analysis, measurement and other quality control activities for Joint Venture Products and the production thereof, including, without limitation, the quality control activities set forth in EXHIBIT A hereof, and for performing Tolling Services;

                 (d) Periodically keep the Joint Venture, and each Joint Venturer, informed of material matters relating to the operating status of the Plant;

                 (e)      Remove waste and refuse from the Plant;

                 (f) Provide reasonable access to the Plant to the Joint Venture and each Joint Venturer and their representatives during regular business hours;

                 (g) Provide all tools, materials (other than raw materials and spare parts supplied by PPC) and equipment for the performance of the operations and maintenance services hereunder;

                 (h) Take precautions for the safety of all persons in and around the Plant who are affected by the Plant or Plant operations, including, without limitation, H-W's personnel performing services hereunder;

                 (i) Give all notices necessary in the performance of the services hereunder; and

                 (j) Perform the services provided for herein in conformity with all applicable federal, state and local laws, rules and regulations (including, without limitation, applicable requirements under the Federal Occupational Safety and Health Act of 1970, as amended).

         2.4 PROVISION OF TOLLING SERVICES. Notwithstanding any other provision of this Agreement, upon the agreement of the Managing Committee, the Joint Venturers may, on a case by case basis, assign to PPC all or a part of H-W's responsibilities hereunder with respect to Tolling Services.

         2.5     ENVIRONMENTAL MATTERS.

                 (a) With respect to the Plant and the services to be provided hereunder, H-W shall comply with all applicable federal, state and local laws, rules, regulations and governmental orders with respect to the presence or discharge of Hazardous Materials. H-W shall pay or cause to be paid when due, at its expense and without reimbursement by the Joint Venture pursuant to Article 4 hereof, all costs in connection with, without limitation, the cost (including, without limitation, all fines, penalties or other citations) of delineation, removal, treatment and disposal of any Hazardous Materials present on the Plant site or discharged to surrounding areas when a Prudent Operator would do so; provided, however, H-W shall not be liable for the presence of any Hazardous Materials existing on the Plant site or discharged to surrounding areas (i) due to the negligence of PPC (which shall be the obligation of PPC) or (ii) due to operations at the Plant conducted in accordance with the terms of this Agreement for the benefit of the Joint Venture (which shall be the obligation of the Joint Venture).

                 (b) H-W shall not use the Plant site to generate, manufacture, store, produce, treat, handle, dispose of, transfer, process or transport Hazardous Materials unless in H-W's reasonable judgment as a Prudent Operator, and with the Joint Venture's prior approval, such actions are necessary for the production of the Joint Venture Products or the performance of Tolling Services.

                 (c) H-W shall notify the Joint Venture and each Joint Venturer promptly upon receipt by H-W of any notice or advice from any governmental authority (whether written or oral) with respect to any Hazardous Materials on, from or affecting the Plant site, the production of Joint Venture Products or the performance of Tolling Services. PPC shall notify the Joint Venture and each Joint Venturer promptly upon receipt by PPC of any notice or advice from any governmental authority (whether written or oral) that PGP, the production of Joint Venture Products or the performance of Tolling Services constitutes or generates any Hazardous Materials.

                                   ARTICLE 3
                SCOPE OF ADMINISTRATIVE AND MANAGEMENT SERVICES

         3.1 ADMINISTRATIVE AND MANAGEMENT SERVICES GENERALLY. H-W shall provide or perform all administrative and management services necessary for the administration and management of the Plant in connection with the production of Joint Venture Products and the performance of Tolling Services, and shall provide or perform all administrative and management services necessary in connection with, and on behalf of, the Joint Venture and the business and affairs of the Joint Venture. Without limiting the generality of the foregoing, H-W shall:

                 (a) Employ and maintain a workforce for the operation and maintenance of the Plant, through hiring, training, supervising and qualifying procedures and administer all matters pertaining to labor relations, salaries, wages, working conditions, hours of work, termination of employment, employee benefits, safety and such related matters in connection with such workforce;

                 (b) Generate, maintain and store such production and maintenance logs and records with respect to the Plant, the production of Joint Venture Products and the performance of Tolling Services as are reasonably required by the Joint Venture, and timely provide access to and copies of such logs and records to the Joint Venture and each Joint Venturer as reasonably requested;

                 (c) Administer and be responsible for the preparation and maintenance of cost ledgers and other financial and accounting, bookkeeping, and administrative records and reports (in accordance with generally accepted accounting principles consistently applied), including, without limitation performing the administration and management activities set forth in EXHIBIT A hereof, and maintain data processing systems necessary for the provision of such services;

                 (d) Evaluate, select and procure consumables required for the operation of the Plant, the production of Joint Venture Products and the performance of Tolling Services;

                 (e) Provide or procure risk management services, and investigate the cost and availability of and obtain and maintain, insurance coverages with respect to the Plant, the Joint Venture, Joint Venture Products and the performance of Tolling Services, with such insurance coverages to be in such amounts which are determined and approved by the Joint Venture;

                 (f) Administer the legal affairs (excluding legal fees and expenses of litigation) of the Joint Venture in accordance with the instructions and approval of the Joint Venture, and administer all contracts, agreements, subcontracts, purchase orders, warranties, and guarantees relating to the provision of services hereunder, the Joint Venture, the Joint Venture Products and the performance of Tolling Services;

                 (g) Obtain, maintain and administer all authorizations, certificates, permits, exemptions, licenses, variances, orders and approvals required to be issued by any governmental body or agency pursuant to applicable law for the operation and maintenance of the Plant, the development, production and sale of Joint Venture Products and the performance of Tolling Services and the consummation of the transactions and services contemplated herein; and

                 (h) Provide such advice and perform such additional services necessary to the foregoing services and duties as may from time to time be necessary with respect to the administration and management of the Plant, the Joint Venture and the development, production and sale of Joint Venture Products and the performance of Tolling Services.

         3.2 ANNUAL BUDGET AND PRODUCTION SCHEDULE. Not later than 90 days prior to the first day of each calendar year, H-W shall provide to the Joint Venture, and to each Joint Venturer, plans and budgets as follows:

                 (a) A proposed operating and maintenance plan for the Plant for the then upcoming calendar year. The operating and maintenance plan shall include, in reasonable detail, estimates, broken down for each month, of the following: anticipated maintenance, staffing plans, equipment and spare parts acquisitions, anticipated plant performance and output levels, environmental compliance requirements, projected raw materials and consumable usage, inventory requirements, and such other relevant information as the Joint Venture may from time to time reasonably request.

                 (b) Separate proposed budgets with respect to (i) capital expenditures, and (ii) operating and maintenance of the Plant for the development, production and sale of Joint Venture Products and performance of Tolling Services hereunder. Such operating budget shall include, on a monthly basis, estimated dollar amounts for (i) line item costs, (ii) contingencies (necessary to cover unanticipated Plant operations and maintenance requirements), and (iii) such other cost items as the Joint Venture may from time to time reasonably request for the anticipated services to be provided by H-W during the then upcoming year. Such operating budget shall also include the Plant requirements for PGP, the estimated output cost per ton of LRGP and output and sales targets of LRGP for the applicable year.

                 (c) A budget, balance sheet, statement of earnings and statement of cash flow of the Joint Venture for the upcoming calendar year.

If reasonably requested by the Joint Venture or any Joint Venturer, H-W shall submit with each proposed plan and budget all necessary supporting data to enable a complete and prudent review of the plan and budget. Each plan and budget shall be subject to the approval of the Joint Venture pursuant to
Section 4.12(j) of the Joint Venture Agreement.

         3.3 MONTHLY OPERATING REPORTS. Within 10 business days after the end of each month H-W shall provide to the Joint Venture and each Joint Venturer, in a form reasonably acceptable to the Joint Venture and each Joint Venturer, a monthly status report summarizing, in reasonable detail, all operations and maintenance services performed hereunder by H-W during the preceding month. Without limiting the generality of the foregoing, H-W's monthly status report shall include:

                 (a) a statement of raw materials, utilities, and other consumables actually used at the Plant and the actual output of Joint Venture Products and products produced as a result of performing Tolling Services during the preceding month;

                 (b) a reasonable itemization of all costs (by budgetary category or line item, as appropriate) which make up operating expenses and H-W's costs in performing the services hereunder;

                 (c) a reasonably detailed explanation of any material deviations or discrepancies between (i) actual output and projected output of Joint Venture Products and products produced as a result of performing Tolling Services during the month as set forth in the Annual Budget and (ii) actual operating expenses and costs in performing the services hereunder and the operating expenses and costs projected to be incurred during the month as set forth in the Annual Budget;

                 (d) an explanation of any corrective or other measures undertaken as a result of the deviations or discrepancies identified in (c) above;

                 (e) information on any forced outage or shutdown of the Plant or any other unanticipated occurrence or accident at the Plant site and the corrective or other actions taken by H-W with respect thereto; and

                 (f) such other additional information with respect to H-W's performance as the Joint Venture or either Joint Venturer may reasonably request.

If reasonably requested by the Joint Venture or either Joint Venturer, H-W's monthly status report shall be accompanied by all relevant documentation necessary to verify the accuracy of the information contained in such report.

         3.4 ROLLING QUARTERLY PROJECTIONS. Within 30 days after the end of each calendar quarter, H-W shall provide to the Joint Venture and each Joint Venturer, in a form reasonably acceptable to the Joint Venture and each Joint Venturer, a rolling four quarter forecast updating the plans and budgets specified in Section 3.2 for the next four calendar quarters.

                                   ARTICLE 4
                     OPERATIONS FEE AND ADMINISTRATION FEE

         4.1 PAYMENT OF THE OPERATIONS FEE. As full and complete compensation for the services performed by H-W hereunder, from and after Commercial Start-Up of the Plant, the Joint Venture shall pay to H-W monthly the Operations Fee as set forth in Section 4.2 hereof. H-W shall invoice the Joint Venture for the Operations Fee within 10 business days after the end of each month, and such invoice shall be due and payable by the Joint Venture within 20 days of the invoice date. The Joint Venture may elect, upon written notice to H-W of its intention to do so, to pay the Operations Fee by offsetting the amounts owed to the Joint Venture by H-W pursuant to the Joint Venture Agreement. No such Operations Fee shall be due hereunder for services performed by H-W prior to Commercial Start-Up of the Plant.

         4.2 CALCULATION OF THE OPERATIONS FEE. The Operations Fee shall be equal to the actual costs (unless excluded by EXHIBIT B) incurred by H-W during the relevant month for performance of the services hereunder including, but not limited to, the costs specified on EXHIBIT C attached hereto; provided, however, in the event the Operations Fee for any month will materially vary from the budgeted amount approved by the Joint Venture for such month pursuant to Section 3.2 hereof, H-W shall provide notice to the Joint Venture. The Operations Fee will be deemed to "materially vary" from the budgeted amount approved by the Joint Venture if the Operations Fee varies from the approved monthly budgeted amount by ten percent (10%).

         4.3 ADMINISTRATION FEE. In addition to the foregoing, the Joint Venture shall reimburse to H-W $80,000.00 per year (such amount, as increased as set forth below, the "Administration Fee") during the term of this Agreement for the services identified by an asterisk in EXHIBIT A hereof to be performed by H-W's home office. The Administration Fee shall be payable by the Joint Venture to H-W monthly in arrears. The Administration Fee shall be increased by four percent (4%) per year for each of the first three years of this Agreement, and thereafter shall increase based upon agreement of the Joint Venture and H-W.

                                   ARTICLE 5
                               SPECIAL WARRANTIES

         5.1 PRUDENT OPERATOR WARRANTY. H-W represents, warrants and covenants that, during the term of this Agreement, H-W will perform the services provided for herein as a Prudent Operator.

         5.2     WARRANTIES WITH RESPECT TO THE PLASMA TORCH.

                 (a) H-W'S WARRANTIES. H-W represents, warrants and covenants that it will operate and maintain the Plasma Torch in accordance with the instructions, advice and information provided by PPC and that, upon termination of this Agreement, H-W will return the Plasma Torch to the Joint Venture in the same condition as such Plasma Torch was in when initially received by H-W, ordinary wear and tear excepted.

                 (b) PPC'S WARRANTIES. PPC represents, warrants and covenants that, when operated and maintained in accordance with PPC's instructions, advice, operator training and guidance, the Plasma Torch will operate suitably for the production of Joint Venture Products hereunder.

                                   ARTICLE 6
                     SUBLICENSE OF PROPRIETARY INFORMATION

         6.1 SUBLICENSE OF PROPRIETARY INFORMATION. The Joint Venture hereby sublicenses to H-W all its right, title and interest in and to that License granted to it by PPC pursuant to the License Agreement, and H-W hereby agrees to perform all of the duties and obligations of the Joint Venture under the License Agreement. Notwithstanding this sublicense, this sublicense does not relieve the Joint Venture of its obligations under the License Agreement, and the Joint Venture shall remain liable to PPC for the performance of it and H-W under the License Agreement.

                                   ARTICLE 7
                           BOOKS, RECORDS AND REPORTS

         7.1 BOOKS AND RECORDS. All books and records required to be prepared and maintained by H-W hereunder shall (i) accurately reflect the transactions with respect to the services to be performed hereunder, (ii) be prepared in accordance with generally accepted accounting principles consistently applied, (iii) be available to the Joint Venture, and each Joint Venturer and their respective representatives, for examination and copying during normal business hours, and (iv) be retained by H-W for as long as reasonably required and for a minimum of three (3) years. Upon termination of this Agreement and upon request by the Joint

Venture or either Joint Venturer, H-W shall provide access to and permit such party to copy the books and records maintained pursuant to this Agreement.

         7.2 AUDITS. H-W shall reasonably cooperate with each Joint Venturer's accountants in the event such Joint Venturer, or such Joint Venturer's accountant, requests a financial audit of the services provided hereunder.

                                   ARTICLE 8
                           WARRANTIES AND LIABILITIES

         Except for the representations made in this Agreement and the Joint Venture Agreement, H-W makes no other representation or warranty of any kind, express or implied, as to the Plant or its operation of the Plant under this Agreement. The Joint Venture's remedy against H-W with respect to the Plant or operation of the Plant under this Agreement and for any and all losses and damages arising out of any cause whatsoever (whether such cause be based in contract negligence, strict liability, other tort or otherwise) shall be only as specified in this Agreement or the Joint Venture Agreement.

                                   ARTICLE 9
                           TERM AND OTHER PROVISIONS

         9.1 TERM AND OTHER PROVISIONS. This Agreement shall continue in full force and effect contemporaneously with the term of the Joint Venture Agreement, and shall be subject to and governed by the terms of Articles 6 through 11 of the Joint Venture Agreement, as if such Articles were set forth herein.

                        [SIGNATURES APPEAR ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have caused this Operations and Maintenance Agreement to be executed by their duly authorized representatives as of the date first written above.

PLASMA PROCESSING CORPORATION              INDRESCO INC.
  (ON BEHALF OF PLASMA PROCESSING            (ON BEHALF OF INDRESCO INC. AND
  CORPORATION AND NEWMINCO)                  NEWMINCO)



By: ______________________________         By: ________________________________

Title: ___________________________         Title: _____________________________

                                   EXHIBIT A

                              SERVICES DESCRIPTION


Without in any way limiting the generality of services described in Articles 2 and 3 hereof, the services to be performed by H-W hereunder shall include, but be not limited to:

         A.      PRODUCTION SERVICES

                 1. Provide or procure transportation of raw materials supplied by PPC pursuant to that certain Supply Agreement between PPC and H-W dated of even date herewith;

                 2. Receive and store all raw materials (including weighing and comparing weights of raw materials and certifying and maintaining scales for this purpose);

                 3.       Load raw materials into kiln feed system;

                 4.       Feed raw materials into kiln;

                 5. Convert raw materials into materials in accordance with the specifications therefor;

                 6.       Cool materials produced;

                 7.       Mill/screen/crush/size materials produced;

                 8.       Bag/bulk store materials produced;

                 9. Inventory raw materials, work in progress and finished product;

                10. Ship, or arrangement for shipment, materials produced;

                 11.      Conduct reasonable production planning and control;
and

                 12.      Conduct reasonable inventory control.

         B.      MAINTENANCE SERVICES

                 1. Provide all maintenance necessary to keep the Plant in good working order when necessary to produce Joint Venture Products or to perform Tolling Services;

                 2. Submit operators to training by PPC with respect to maintenance and use of the Plasma Torch; and

                 3. Maintain inventory of spare parts for the Plant and the Plasma Torch, except initial spare parts for the Plasma Torch which are to be provided by PPC as part of its capital contribution to the Joint Venture.

         C.      QUALITY CONTROL

                 1. Prepare, implement and maintain a quality control program with respect to raw materials, finished product and in process controls.

         D.      ADMINISTRATION AND MANAGEMENT

                 *1.      Provide all employment and employment related actions
at the Plant for the production of Joint Venture Products and the performance of Tolling Services;

                  2.      Prepare and maintain all required production reports;

                 *3.      Provide all accounting, bookkeeping and financial
functions with respect to the Plant and the Joint Venture, including, without limitation: accounts payable and accounts receivable actions, cost accounting, collection, cash management, purchasing, financial analysis, budgeting, and reporting (including tax reporting);

                 *4.      Procure insurance coverages and provide risk
management functions;

                  5. Obtain and maintain all governmental permits and authorizations, and perform all permit and governmental compliance functions for operation of the Plant;

                 *6.      Administer the legal affairs of the Joint Venture in
accordance with the functions and approval of the Joint Venture, and administer all contracts, agreements, subcontracts, purchase orders, warranties, and guarantees relating to the provision of services hereunder, the Joint Venture, the Joint Venture Products and the Tolling Services; and

                 *7.      Provide all safety training for operation of the
Plant.

Items above marked with an asterisk are items to be performed by H-W's home office and reimbursed by the Joint Venture as the Administration Fee.

         E.      TOLLING SERVICES

         Provide the production services specified in items 2-8, 10 and 11 of
A. above with respect to materials as to which H-W is providing Tolling
Services.

                                   EXHIBIT B

                      COSTS EXCLUDED FROM THE CALCULATION
                             OF THE OPERATIONS FEE


The following costs of H-W are specifically excluded from the costs of providing the services to the Joint Venture and shall not be charged as a part of the Operations Fee or Administration Fee:

1. All depreciation associated with the Retrofit, the Plasma Torch and the Eufaula fixed assets which are at the Plant as of the Commercial Start Up of the Plant

2. All direct personnel costs (including fringe benefits) incurred at the Plant which are not for the benefit of the Joint Venture

3.       All costs associated with the Managing Committee

4. All costs reimbursed to H-W by state or local governments as training grants or tax abatements relating to operation of the Plant for the Joint Venture

5. All costs incurred for shipping clay or processing materials through the sizing facility other than those produced for the Joint Venture as described in Section 2.2 of this Agreement

6. All costs incurred by H-W with respect to products purchased from the Joint Venture by H-W from and after the point of Completion of Processing

                                   EXHIBIT C

                       COSTS INCLUDED IN THE CALCULATION
                             OF THE OPERATIONS FEE


The following costs incurred for the benefit of the Joint Venture shall be included in the costs of providing the services to the Joint Venture and charged as part of the Operations Fee:

1. All costs of raw materials (In the case of PGP contributed to the Joint Venture pursuant to the Joint Venture Agreement, the raw material cost shall be deemed to be $80.00/ton.)

2.       All actual personnel costs

3. All actual fringe benefit costs associated with the above personnel, including, but not limited to, payroll taxes, pension costs, workers compensation, holiday and vacation pay, and subsistence pay

4.       All property, franchise and sales taxes

5.       All insurance costs

6.       All electricity, gas and other fuel costs

7.       All maintenance costs

8.       All costs for lime and other maintenance and operating supplies

9. All travel, entertainment, telephone, postage, office supplies and miscellaneous costs

10.      All repair, maintenance, trash removal, remediation and clean-up costs

                                  Exhibit E

                              PGP Specifications

                          MATERIAL SAFETY DATA SHEET

- --------------------------------------------------------------------------------

Plasma Processing Corporation           Supplier (if other than manufacturer)
P.O. Box 249
Rt. 2 South
Millwood, WV 25262
1-800-827-8763
Rick Lindsay - Terry Moore
- --------------------------------------------------------------------------------

EMERGENCY PHONE:     304-273-4309       MSDS Code:
================================================================================


CHEMICAL DESCRIPTION:

                    Aluminum Oxide/Magnesium Aluminate/Aluminum Nitride Mixture
- --------------------------------------------------------------------------------

PRODUCT USE:

                    Raw Material for Refractory Mixes
- --------------------------------------------------------------------------------

PRODUCT NAME(S):

                    PGP Product from Plasma Processing Corporation
- --------------------------------------------------------------------------------

                       SECTION II: HAZARDOUS COMPONENTS

- ------------------------------------------------------------------------------------------------------------------------------
    HAZARDOUS                    CAS                      NA/UN                APPROXIMATE                 LD50 or LC50
    COMPONENT                  NUMBER                 NON-REGULATED              WEIGHT%                 (species/route)
- ------------------------------------------------------------------------------------------------------------------------------
Aluminum Oxide               01344-28-1               non-regulated               60-40                 no data available
Magnesium Aluminate          01301-67-6               non-regulated               20-10                 no data available
Aluminum Nitride             24304-00-5               non-regulated               10-15                 no data available
Aluminum                                                                           5-15                 no data available
120 (FIXED)                                                                       .5                    no data available
- ------------------------------------------------------------------------------------------------------------------------------

                         SECTION III:   PHYSICAL DATA
- --------------------------------------------------------------------------------

BOILING POINT (F)                 Not Applicable                      FREEZE POINT                 Not Applicable
- -------------------------------------------------------------------------------------------------------------------------------
                                  Not Determined                      VAP PRESS (mm Hg)            Not Applicable
- -------------------------------------------------------------------------------------------------------------------------------
INVOLATILE (by VOL)               Not Applicable                      SPEC GRAV                    Not Determined
- -------------------------------------------------------------------------------------------------------------------------------
VAPOR DENSITY                     Not Applicable                      EVAPOR RATE                  Not Applicable
- -------------------------------------------------------------------------------------------------------------------------------
SOLUBILITY IN WATER               Slightly Soluble                    ODOR THRESH (ppm)            Not Determined
- -------------------------------------------------------------------------------------------------------------------------------
PHYSICAL STATE                    Solid                               OIL/WATER COEFF              Not Applicable
===============================================================================================================================
APPEARANCE AND COLOR              White to off-white granular dry solid, slight ammonia odor.
- -------------------------------------------------------------------------------------------------------------------------------

          SECTION IV:     FIRE & EXPLOSION DATA (Continued on Page 2)

FLASH POINT (method)  Product is not flammable or combustible, however, exposure to water will generate ammonia gas.
==============================================================================

TO-IGNITE TEMP      N/A         LEL         N/A        UEL        N/A
==============================================================================

SENSITIVE TO MECHANICAL IMPACT?     NO     TO STATIC DISCHARGE?        NO
- ------------------------------------------------------------------------------

FLAMMABILITY CLASSIFICATION       Product is not Flammable.
- ------------------------------------------------------------------------------

CONDITIONS OF FLAMMABILITY        Product is not Flammable.
- ------------------------------------------------------------------------------

DISTINGUISHING MEDIA

    Product is not flammable. Use of water could cause the release of
    ammonia gas.   DO NOT USE WATER TO EXTINGUISH THIS PRODUCT! Use dry
    chemical or carbon dioxide only, since water in contact with Aluminum Nitride will cause ammonia to evolve. Smother with sand.

- --------------------------------------------------------------------------------

DATE PREPARED:  08/20/91        IDENTITY   PGP            MSDS CODE:
- --------------------------------------------------------------------------------

         SECTION IV:    FIRE & EXPLOSION DATA (Continued From Page 1)

- --------------------------------------------------------------------------------

SPECIAL FIREFIGHTING PROCEDURES

DO NOT USE WATER TO EXTINGUISH FIRE INVOLVING THIS PRODUCT!  Do not enter enclosed or confined spaces without NIC3H approved organic vapor respirator or self-contained breathing apparatus for protection against hazardous combustion products or oxygen deficiencies. Contact with water may cause ammonia to evolve from product.
- --------------------------------------------------------------------------------

UNUSUAL FIRE AND EXPLOSION HAZARDS

Fumes may collect in enclosed and confined spaces presenting an inhalation hazard if entered into without respiratory protection.
- --------------------------------------------------------------------------------

HAZARDOUS COMPUTION PRODUCTS

         None known.
- --------------------------------------------------------------------------------

                         SECTION V:   REACTIVITY DATA

- --------------------------------------------------------------------------------

 STABLE?

          CONDITIONS OF REACTIVITY    Contact with water may cause ammonia to
 YES                                  evolve. May also react with incompatibles
                                      listed below.
          ----------------------------------------------------------------------

 NO  X    CONDITIONS OF CHEMICAL      Reaction with acids & bases to generate
          INSTABILITY                 H2.
- --------------------------------------------------------------------------------

INCOMPATIBILITY (MATERIALS TO AVOID)

ACIDS (strong) - vigorous reaction which may generate heat and hydrogen gas; CHLORINE TRIFLUORIDE - may react violently w/Aluminum Oxide, producing flame; ETHYLENE OXIDE - may react violently with Aluminum Oxide.
WATER - in contact with Aluminum Nitride may cause ammonia to evolve.
- --------------------------------------------------------------------------------

HAZARDOUS DECOMPOSITION PRODUCTS: Ozone and nitric oxide(s) may be formed by plasma flame (independent of powder) similar to welding fumes. Hydrogen gas may be formed in contact with strong acids or strong bases.
- --------------------------------------------------------------------------------

POLYMERIZATION

   YES     CONDITIONS UNDER WHICH PRODUCT WILL POLYMERIZE:  None Known.

   NO   X
- --------------------------------------------------------------------------------

        SECTION VI: TOXICOLOGY/HEALTH HAZARD DATA (Continued on Page 3)

- --------------------------------------------------------------------------------

ROUTES OF ENTRY   SKIN CONTACT?   SKIN ABSORPTION?   EYE CONTACT?   INHALATION?   INGESTION?
                      YES                NO               YES           YES           NO

- --------------------------------------------------------------------------------

EXPOSURE LIMITS                       ACGIH                             OSHA

Aluminum Oxide, as AL           10 mg/m3  (Total)                5 mg/m3  (Respirable)
Magnesium Aluminate             10 mg/m3  (Total)**              5 mg/m3  (Respirable)*
                                                                15 mg/m3  (Total)*
Aluminum Nitride                10 mg/m3  (Total)**              5 mg/m3  (Respirable)*

*   OSHA  Nuisance Dust
** ACGIH  Particulates Not Otherwise Classified (PNOC)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

DATE PREPARED:  08/20/91        IDENTITY   PGP           MSDS CODE:
- --------------------------------------------------------------------------------

         SECTION VI:  TOXICOLOGY/HEALTH DATA (Continued From Page 2)

- --------------------------------------------------------------------------------

EFFECTS OF ACUTE EXPOSURE

Physical breakdown of product (dust) may contain irritants to eyes, skin, nasal passages and respiratory tract.
- --------------------------------------------------------------------------------

EFFECTS OF CHRONIC EXPOSURE

Exposures to high levels of respirable dust may lead to reduced pulmonary function.
- --------------------------------------------------------------------------------

SIGNS AND SYMPTOMS OF EXPOSURE

INHALED DUST:  Sneezing, coughing, discolored sputum.
EYE CONTACT:   Redness, tearing, conjunctivitis.
SKIN CONTACT:  Drying, chapping, redness, dermatitis.
- --------------------------------------------------------------------------------

MEDICAL CONDITIONS GENERALLY AGGRAVATED BY EXPOSURE

As with exposure to any environment without adequate protection, inhalation of dust may aggravate any pre-existing lung disease including (but not limited to) asthma, allergies, bronchitis or emphysema. Prolonged or frequent skin contact may aggravate pre-existing skin conditions.
- --------------------------------------------------------------------------------

NAME OF TOXICOLOGY SYNERGISTIC PRODUCTS

None Known.
- --------------------------------------------------------------------------------

IRRITANCY OF PRODUCT

Not Determined.
- --------------------------------------------------------------------------------

  PRODUCTIVE TOXIN?       TERATOGEN?      MUTAGEN?         SENSITIZER?
        NO                    NO            NO                 NO
- --------------------------------------------------------------------------------

IS PRODUCT CONSIDERED CARCINOGENIC BY:  NTP?  No   IARC?  No   OSHA?  No
- --------------------------------------------------------------------------------

          SECTION VII:   PREVENTATIVE MEASURES (Continued on Page 4)

- --------------------------------------------------------------------------------

GLOVES (specify)

Dust impervious gloves during manual handling of product.
- --------------------------------------------------------------------------------

EYES (specify)

Safety glasses with sideshields or tight fitting goggles.
- --------------------------------------------------------------------------------

FOOTWEAR (specify)

Steel reinforced shoes when handling pallets of product.
- --------------------------------------------------------------------------------

CLOTHING (specify)

Impervious clothing to prevent repeated or prolonged contact with product.
- --------------------------------------------------------------------------------

RESPIRATOR (specify)

Up to 100 mg/m3: Any dust, mist or fume respirator; any air supplied respirator; or, self-contained breathing apparatus.

Up to 250 mg/m3: Any supplied air respirator operated in a continuous flow mode or any powered air purifying respirator with a dust/mist/fume filter.

Up to 500 mg/m3: High efficiency particulate filter with full face piece; any powered air supplied respirator with a tight fitting face piece and a high efficiency particulate filter; and self-contained breathing apparatus with a full face piece; any supplied air respirator with a full face piece.

Up to 7500 mg/m3: Any air supplied respirator with full face piece and operated in a pressure demand or other positive pressure mode.

Emergency or Entry Into Unknown Concentrations: Self-contained breathing apparatus with full face piece and operated in pressure demand mode or air supplied respirator with full face piece operated in a pressure demand or other positive pressure mode in combination with auxiliary self-contained breathing apparatus operated in pressure demand or positive pressure mode.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

DATE PREPARED:  08/20/91       IDENTITY   PGP         MSDS CODE:
- --------------------------------------------------------------------------------

        SECTION VII:  PREVENTATIVE MEASURES (Continued on From Page 3)

- --------------------------------------------------------------------------------

Escape: Any air purifying full face piece respirator with high efficiency particulate filter or any appropriate escape type self contained apparatus.
- --------------------------------------------------------------------------------

SPECIFIC ENGINEERING CONTROLS TO BE USED WITH THIS PRODUCT (specify):

Local and general mechanical dust collection and ventilation in accordance with good engineering practices should be provided to maintain dust levels below specified exposure levels.
- --------------------------------------------------------------------------------

PROCEDURES TO FOLLOW IN CASE OF LEAK OR SPILL:

Ventilated enclosed spaces and use appropriate respiratory protection. Sweep or vacuum spilled material in a manner to avoid generation of dust. Reclaim product for use, if possible, or collect and seal in a DOT approved container for disposal in an appropriate manner.
- --------------------------------------------------------------------------------

WASTE DISPOSAL PROCEDURES:

Dispose in accordance with local, state and federal regulations.
- --------------------------------------------------------------------------------

HANDLING PROCEDURES AND EQUIPMENT:

Keep container closed when not in use. Avoid contact with eyes. Avoid breathing dust or fume and only use in a well ventilated area. Consumption of food and beverage should be avoided in work area where product is being used. After handling product, always wash hands and face thoroughly with soap and water before eating, drinking or smoking.
- --------------------------------------------------------------------------------

STORAGE REQUIREMENTS:  Suitable for any dry general storage area.
- --------------------------------------------------------------------------------

DOT SHIP NAME:    Non-regulated                      DOT CLASS:    Non-regulated
- --------------------------------------------------------------------------------

SPECIAL SHIPPING INFORMATION:  No special precautions. Keep dry.
- --------------------------------------------------------------------------------

                    SECTION VIII:    FIRST AID PROCEDURES

- --------------------------------------------------------------------------------

INHALATION:

Remove from exposure area to fresh air immediately. If breathing has stopped give artificial respiration. Keep affected person warm and at rest, use oxygen if respiration is shallow and get medical attention immediately.
- --------------------------------------------------------------------------------

EYE CONTACT:

Do not rub eyes. Wash eyes under slowly running water for at least fifteen minutes, making sure eyelids are held wide open and move slowly in any direction. Ensure no solid particles remain in creases of eyelids. If so, continue to wash. If irritation persists, consult an ophthalmologist.
- --------------------------------------------------------------------------------

SKIN CONTACT:

Remove from source of irritation. Remove contaminated clothing and wash affected area thoroughly with a mild soap and water. Wash contaminated clothing before reusing. If irritation persists, consult a physician.
- --------------------------------------------------------------------------------

DIGESTION:

Large amounts are swallowed and person is conscious. Induce vomiting to prevent further absorption. Give oxygen if respiration is shallow and get medical attention immediately. Never give anything by mouth to an unconscious person.
- --------------------------------------------------------------------------------

                     SECTION IX:  PREPARATION INFORMATION

- --------------------------------------------------------------------------------

PREPARED BY:                 PHONE #:                DATE PREPARED:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

SOURCES USED:
ACGIH '90-91; RTECS June '90; Sax-6th Ed.: Ind. Exposure & Control Tech. for
OSHA Regulated Substances, March 1989; NIOSH Occup. Health Guide, for Chem.
Sub. - Vol. I & II.
- --------------------------------------------------------------------------------

                                   EXHIBIT F

                              THE PPC BILL OF SALE

                              THE PPC BILL OF SALE

     For value received, PLASMA PROCESSING CORPORATION, a Delaware corporation ("PPC"), pursuant to the provisions of that certain Joint Venture Agreement dated ________________, 1995 (the "Agreement") among Plasma and INDRESCO INC., d/b/a Harbison-Walker Refractories, a division of INDRESCO Inc., for the purpose of forming a Delaware joint venture named Newminco, does hereby convey, transfer, assign and deliver to Newminco as its initial capital contribution, all of its right, title and interest in and to the Plasma Torch, as defined in the Agreement and as further described on Exhibit A attached hereto and in and to PGP, as defined in the Agreement and as further described on Exhibit B attached hereto.

     To have and to hold all of the Plasma Torch and the PGP unto Newminco, its successors and assigns forever.

     PPC agrees to indemnify, defend and hold harmless Newminco, subject to
Article 6 of the Agreement, from and against any claim adverse to title of the Plasma Torch and PGP transferred, assigned and delivered under this bill of sale as represented and warranted by PPC in Section 2.2 of the Agreement.

     Nothing contained herein shall be deemed or construed to grant any greater rights or greater obligations on the parties than are provided for in the Agreement.

     IN WITNESS WHEREOF, PPC has caused this instrument to be signed by an authorized officer as of the ___________ day of _______________, 1995.


                                            PLASMA PROCESSING CORPORATION

                                            By: _____________________________

State of            )
                    )
County of           )

     This instrument was acknowledged before me on this _______________ day of ___________________, 1995 by _____________, ______________ of Plasma Processing
Corporation, a Delaware corporation, on behalf of such corporation.


                                            __________________________________
                                            Notary Public

__________________________________          __________________________________
Commission Expires                          Notary's Printed Name

                                   EXHIBIT A

                                  PLASMA TORCH

                              PLASMA TORCH SYSTEM

1.   TORCH

     A.    TWO (2) COMPLETE TORCHES

     B.    SPARE PARTS INCLUDING:
           TWO (2) INSULATOR ASSEMBLIES
           TWO (2) TORCH BODIES
           TWO (2) FRONT WATER GUIDE
           FOUR (4) GAP INSULATORS
           TWO (2) INPUT WATER/POWER PIPES
           SIX (6) COMPLETE O-RING SETS
           TWO (2) REAR SLEEVES
           TWO (2) REAR ELECTRODE WATER GUIDES
           TWO (2) VORTEX GENERATORS

2.   POWER SUPPLY

     A.    ONE (1) 3MW POWER SUPPLY INCLUDING:
           ONE (1) SAFETY INTERLOCKED ENCLOSURE (8'W X 13'L X 7'H)
           HIGH VOLTAGE (4160 V 3 PHASE) SWITCH GEAR
           TRANSFORMER SECTION
           CHOKE SECTION
           SCR SECTION
           CONTROL SECTION

     B.    ONE (1) SKID MOUNTED COOLING WATER SYSTEM INCLUDING:
           COOLING WATER PUMP
           PLATE TYPE HEAT EXCHANGER
           COOLING WATER RESERVOIR
           DEIONIZER TANK
           CONTROL AND INSTRUMENTATION PACKAGE

     C.    SPARE PARTS INCLUDING
           TWELVE (12) WATERCOOLED SCR'S
           SIX (6) GATING CONTROL PC BOARDS
           SIX (6) SCR PHASE CONTROL PC BOARDS
           FOUR (4) CONTROL RELAYS
           ONE (1) PLASMA INTERFACE PC BOARD
           RASD PC BOARD
           ONE (1) DC VOLTAGE TRANSDUCER
           ONE (1) DC CURRENT TRANSDUCER
           ONE (1) DC KW TRANSDUCER
           TWO (2) ISOLATION DIODES
           MISC. FUSES
           MISC. HOSE AND FITTINGS

3.   STARTER

     A.    ONE (1) STARTER PANEL INCLUDING:
           ONE (1) SAFETY INTERLOCKED ENCLOSURE (3'W X 5'L X 7'H)
           ONE (1) LOW ENERGY PLASMA (LEP) ASSEMBLY
           ONE (1) LEP COIL
           ONE (1) CONTACTOR
           ONE (1) AUTOMATIC DISCONNECT
           ONE (1) HAND OPERATED DISCONNECT
           ONE (1) LINE CONDITIONING TRANSFORMER
           ONE (1) LOW VOLTAGE POWER SUPPLY
           ONE (1) 6000VDC CAPACITOR
           ONE (1) CONTROL AND INSTRUMENTATION PACKAGE

     B.    SPARE PARTS INCLUDING:
           ONE (1) (LEP) ASSEMBLY
           ONE (1) LEP COIL
           ONE (1) CONTACTOR
           ONE (1) AUTOMATIC DISCONNECT
           ONE (1) HAND OPERATED DISCONNECT
           ONE (1) LINE CONDITIONING TRANSFORMER
           ONE (1) LOW VOLTAGE POWER SUPPLY
           ONE (1) 6000VDC CAPACITOR
           MISC. PUSHBUTTONS AND CONTACTS

4.   WATER/GAS MANIFOLD

     A.    ONE (1) WATER/GAS PANEL INCLUDING:
           ONE (1) SAFETY INTERLOCKED ENCLOSURE (3'W X 5'L X 7'H)
           MISC. PIPING AND FITTINGS
           ONE (1) WATER FLOWMETER
           TWO (2) WATER TEMPERATURE T/C'S AND TRANSDUCERS
           TWO (2) WATER TEMPERATURE GAUGES
           TWO (2) WATER PRESSURE TRANSDUCERS
           TWO (2) WATER PRESSURE GAUGES
           ONE (1) GAS FLOWMETER
           ONE (1) GAS CONTROL VALVE
           TWO (2) GAS PRESSURE TRANSDUCER
           TWO (2) GAS PRESSURE GAUGES
           ONE (1) I/P CONTROL TRANSDUCER

     B.    WATER/GAS MANIFOLD SPARES INCLUDING:
           ONE (1) GAS FLOWMETER
           ONE (1) WATER FLOWMETER
           ONE (1) TEMPERATURE TRANSDUCER
           ONE (1) GAS CONTROL VALVE
           ONE (1) I/P CONTROL TRANSDUCER

5.   WATER POWER JUNCTION BOX

     A.    ONE (1) WATER POWER JUNCTION BOX INCLUDING:
           ONE (1) SAFETY INTERLOCKED ENCLOSURE (1-1/2'W X 3'L X 4'H) COPPER
           BUSSWORK
           FOUR (4) NPT/JIC CONNECTORS
           ONE SET NONCONDUCTIVE HOSES (LENGTH TBD)
           ONE SET WATER/POWER HOSES (LENGTH TBD)

     B.    WATER POWER JUNCTION BOX SPARES INCLUDING:
           ONE SET WATER/POWER HOSES

6.   CONTROL CONSOLE

     A.    ONE (1) CONTROL CONSOLE INCLUDING:
           ONE (1) ENCLOSURE (SIZE TBD)
           ONE (1) INDUSTRIAL COMPUTER WITH MONITOR
           ONE (1) PLC (TEXAS INSTRUMENTS)
           ONE (1) OPERATORS CONTROL PANEL

     B.    CONTROL CONSOLE SPARES INCLUDING:
           TWO (2) MAINTAINED SWITCHES
           TWO (2) MOMENTARY PUSHBUTTONS
           TWO (2) PILOT LIGHTS

     C.    PLC SPARES INCLUDING:
           ONE (1) 110VAC INPUT MODULE
           ONE (1) ANALOG INPUT MODULE
           ONE (1) REMOTE BASE CONTROLLER
           ONE (1) 110VAC OUTPUT MODULE
           ONE (1) 24VDC INPUT MODULE
           ONE (1) ANALOG OUTPUT MODULE
           ONE (1) AC POWER SUPPLY MODULE

7.   TORCH COOLING WATER SYSTEM

     A.    ONE (1) TORCH COOLING WATER SYSTEM INCLUDING:
           TWO (2) COOLING WATER PUMPS
           ONE (1) INVERTER DRIVE
           ONE (1) 480VAC DISCONNECT
           ONE (1) PLATE TYPE HEAT EXCHANGER
           ONE (1) SS COOLING WATER RESERVOIR
           ONE (1) DEIONIZER TANK
           CONTROL AND INSTRUMENTATION PACKAGE
           MISC. SS PIPING AND FITTINGS

     B.    TORCH COOLING WATER SYSTEM SPARES INCLUDING:
           ONE (1) PUMP REPAIR KIT
           ONE (1) INVERTER CONTROL PC BOARD

           ONE (1) INVERTER SCR GATING PC BOARD

8.   DOCUMENTATION

     A.    ONE (1) DOCUMENTATION PACKAGE INCLUDING:
           2 SETS MECHANICAL DRAWINGS
           2 SETS ELECTRICAL DRAWINGS
           2 SETS PLC LADDER LOGIC
           2 COPIES OPERATION MANUAL
           2 COPIES MAINTENANCE MANUAL
           2 COPIES SPARE PARTS MANUAL

                                   EXHIBIT B

                                      PGP


_______ tons of PGP, F.O.B. PPC's Millwood, West Virginia facility, meeting the PGP Specifications

                                   EXHIBIT G

                                THE PLASMA TORCH

                              PLASMA TORCH SYSTEM

1.      TORCH

        A.    TWO (2) COMPLETE TORCHES

        B.    SPARE PARTS INCLUDING:
                TWO (2) INSULATOR ASSEMBLIES
                TWO (2) TORCH BODIES
                TWO (2) FRONT WATER GUIDE
                FOUR (4) GAP INSULATORS
                TWO (2) INPUT WATER/POWER PIPES
                SIX (6) COMPLETE O-RING SETS
                TWO (2) REAR SLEEVES
                TWO (2) REAR ELECTRODE WATER GUIDES
                TWO (2) VORTEX GENERATORS

2.      POWER SUPPLY

        A.    ONE (1) 3MW POWER SUPPLY INCLUDING:
                ONE (1) SAFETY INTERLOCKED ENCLOSURE (8'W X 13'L X 7'H)
                HIGH VOLTAGE (4160 V 3 PHASE) SWITCH GEAR
                TRANSFORMER SECTION
                CHOKE SECTION
                SCR SECTION
                CONTROL SECTION

        B.    ONE (1) SKID MOUNTED COOLING WATER SYSTEM INCLUDING:
                COOLING WATER PUMP
                PLATE TYPE HEAT EXCHANGER
                COOLING WATER RESERVOIR
                DEIONIZER TANK
                CONTROL AND INSTRUMENTATION PACKAGE

        C.    SPARE PARTS INCLUDING
                TWELVE (12) WATERCOOLED, SCR'S
                SIX (6) GATING CONTROL PC BOARDS
                SIX (6) SCR PHASE CONTROL PC BOARDS
                FOUR (4) CONTROL RELAYS
                ONE (1) PLASMA INTERFACE PC BOARD
                RASD PC BOARD
                ONE (1) DC VOLTAGE TRANSDUCER
                ONE (1) DC CURRENT TRANSDUCER
                ONE (1) DC KW TRANSDUCER
                TWO (2) ISOLATION DIODES
                MISC. FUSES
                MIS'C. HOSE AND FITTINGS

3.      STARTER

        A.    ONE (1) STARTER PANEL INCLUDING:
                ONE (1) SAFETY INTERLOCKED ENCLOSURE (3'W X 5'L X 7'H)
                ONE (1) LOW ENERGY PLASMA (LEP) ASSEMBLY
                ONE (1) LEP COIL
                ONE (1) CONTACTOR
                ONE (1) AUTOMATIC DISCONNECT
                ONE (1) HAND OPERATED DISCONNECT
                ONE (1) LINE CONDITIONING TRANSFORMER
                ONE (1) LOW VOLTAGE POWER SUPPLY
                ONE (1) 600OVDC CAPACITOR
                ONE (1) CONTROL AND INSTRUMENTATION PACKAGE

        B.    SPARE PARTS INCLUDING:
                ONE (1) (LEP) ASSEMBLY
                ONE (1) LEP COIL
                ONE (1) CONTACTOR
                ONE (1) AUTOMATIC DISCONNECT
                ONE (1) HAND OPERATED DISCONNECT
                ONE (1) LINE CONDITIONING TRANSFORMER
                ONE (1) LOW VOLTAGE POWER SUPPLY
                ONE (1) 600OVDC CAPACITOR
                MISC. PUSHBUTTONS AND CONTACTS

4.      WATER/GAS MANIFOLD

        A.    ONE (1) WATER/GAS PANEL INCLUDING:
                ONE (1) SAFETY INTERLOCKED ENCLOSURE (3'W X 5'1, X 7'H)
                MISC. PIPING AND FITTINGS
                ONE (1) WATER FLOWMETER
                TWO (2) WATER TEMPERATURE T/C'S AND TRANSDUCERS
                TWO (2) WATER TEMPERATURE GAUGES
                TWO (2) WATER PRESSURE TRANSDUCERS
                TWO (2) WATER PRESSURE GAUGES
                ONE (1) GAS FLOWMETER
                ONE (1) GAS CONTROL VALVE
                TWO (2) GAS PRESSURE TRANSDUCER
                TWO (2) GAS PRESSURE GAUGES
                ONE (1) I/P CONTROL TRANSDUCER

        B.    WATER/GAS MANIFOLD SPARES INCLUDING:
                ONE (1) GAS FLOWMETER
                ONE (1) WATER FLOWMETER
                ONE (1) TEMPERATURE TRANSDUCER
                ONE (1) GAS CONTROL VALVE
                ONE (1) I/P CONTROL TRANSDUCER

5.      WATER POWER JUNCTION BOX

        A.    ONE (1) WATER POWER JUNCTION BOX INCLUDING:
                ONE (1) SAFETY INTERLOCKED ENCLOSURE (1 1/2'W X 3'L X 4'H)
                COPPER BUSSWORK
                FOUR (4) NPT/JIC CONNECTORS
                ONE SET NONCON'DUCTIVE HOSES (LENGTH TBD)
                ONE SET WATER/POWER HOSES (LENGTH TBD)

        B.    WATER POWER JUNCTION BOX SPARES INCLUDING:
                ONE SET WATER/POWER HOSES

6.      CONTROL CONSOLE

        A.    ONE (1) CONTROL CONSOLE INCLUDING:
                ONE (1) ENCLOSURE (SIZE TBD)
                ONE (1) INDUSTRIAL COMPUTER WITH MONITOR
                ONE (1) PLC (TEXAS INSTRUMENTS)
                ONE (1) OPERATORS CONTROL PANEL

        B.    CONTROL CONSOLE SPARES INCLUDING:
                TWO (2) MAINTAINED SWITCHES
                TWO (2) MOMENTARY PUSHBUTTONS
                TWO (2) PILOT LIGHTS

        C.    PLC SPARES INCLUDING:
                ONE (1) 110VAC INPUT MODULE
                ONE (1) ANALOG INPUT MODULE
                ONE (1) REMOTE BASE CONTROLLER
                ONE 11) 110VAC OUTPUT MODULE
                ONE (1) 24VDC INPUT MODULE
                ONE (1) ANALOG OUTPUT MODULE
                ONE (1) AC POWER SUPPLY MODULE

7.      TORCH COOLING WATER SYSTEM

        A.    ONE (1) TORCH COOLING WATER SYSTEM INCLUDING:
                TWO (2) COOLING WATER PUMPS
                ONE (1) INVERTER DRIVE
                ONE (1) 480VAC DISCONNECT
                ONE (1) PLATE TYPE HEAT EXCHANGER
                ONE (1) SS COOLING WATER RESERVOIR
                ONE (1) DEIONIZER TANK
                CONTROL AND INSTRUMENTATION PACKAGE
                MISC. SS PIPING AND FITTINGS

        B.    TORCH COOLING WATER SYSTEM SPARES INCLUDING:
                ONE (1) PUMP REPAIR KIT
                ONE(1) INVERTER CONTROL PC BOARD

              ONE (1) INVERTER SCR GATING PC BOARD

8.      DOCUMENTATION

        A.    ONE (1) DOCUMENTATION PACKAGE INCLUDING:
                2 SETS MECHANICAL DRAWINGS
                2 SETS ELECTRICAL DRAWINGS
                2 SETS PLC LADDER LOGIC
                2 COPIES OPERATION MANUAL
                2 COPIES MAINTENANCE MANUAL
                2 COPIES SPA-RE PARTS MANUAL

                                   Exhibit H

                              The Supply Agreement

                                SUPPLY AGREEMENT


         THIS SUPPLY AGREEMENT is made and entered into this _____ day of August, 1995, by and between PLASMA PROCESSING CORPORATION, with its executive offices at 109 Westpark Drive, Suite 180, Brentwood, Tennessee 37027 ("PPC"), and INDRESCO INC., d/b/a Harbison-Walker Refractories, a division of INDRESCO Inc., with its executive offices at One Gateway Center, Pittsburgh, Pennsylvania 15222 ("H-W").

                                  WITNESSETH:

         WHEREAS, PPC produces plasma grain products ("PGP") from its non-metallic by-products generated from its aluminum dross processing facility in Millwood, West Virginia or from third party sources and owns certain technology to treat PGP to produce grain products of a light weight character ("LRGP");

         WHEREAS, PPC and H-W have entered into a joint venture pursuant to that certain Joint Venture Agreement of even date herewith for the purpose of, among other things, manufacturing, developing and selling LRGP (the "Joint Venture Agreement"); and

         WHEREAS, PPC desires to sell PGP to H-W, and H-W desires to purchase PGP from PPC for use in producing LRGP for the joint venture.

         NOW, THEREFORE, in consideration of the payments to be made by H-W as herein provided, and the mutual agreements contained herein, the parties agree as follows:

         1. PURCHASE AND SUPPLY. H-W hereby agrees to purchase PGP from PPC, and PPC hereby agrees to sell PGP to H-W, upon the terms, conditions and provisions set forth herein.

         2.      QUANTITY.

                 (a) Subject to Section 2(b) hereof, H-W shall purchase from PPC its requirements of PGP for actual production of LRGP for the Joint Venture at its Eufaula, Alabama facility (the "Plant").

                 (b) H-W's requirements of PGP shall be established quarterly as a part of the rolling quarterly projections made pursuant to
Section 3.4 of the Operating Agreement, and PPC shall be under no obligation to supply PGP to H-W in amounts greater than the amount established for a quarter without PPC's prior written consent.

                 (c) H-W shall not be obligated to purchase any minimum amount of PGP other than H-W's requirement for actual production of LRGP.

         3.      WARRANTIES AND LIABILITIES.

                 (a) All PGP supplied to H-W by PPC under this Agreement will meet the PGP Specifications. PPC has the capability, for the first two years of this Agreement, to supply H-W with its expected requirements for such two year period of 40,000 tons of PGP, which amount includes the PGP contributed as PPC's initial capital contribution pursuant to the Joint Venture Agreement. PPC has complied and will comply with all laws, decrees, rules, regulations, orders, ordinances, actions and requests of national and local courts and governmental units which are applicable to its performance of this Agreement from which, because of non-compliance by PPC, liability may accrue to H-W or the Joint Venture. PPC will use its reasonable efforts to obtain and maintain in effect all permits, licenses and other documentation required now or hereafter in order to comply with all laws, ordinances, rules, orders, regulations and actions which are applicable to its performance of this Agreement, and will furnish copies of same at its expense to H-W upon H-W's request.

                 (b) EXCEPT FOR THE REPRESENTATIONS SET FORTH IN (a) ABOVE OR IN THE JOINT VENTURE AGREEMENT, PPC MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR ANY OTHER MATTER WITH RESPECT TO ANY PGP DELIVERED BY OR FOR IT UNDER THIS AGREEMENT, WHETHER OR NOT SUCH PGP IS USED ALONE OR IN COMBINATION WITH ANY OTHER MATERIAL.

                 (c) H-W'S EXCLUSIVE REMEDY AGAINST PPC, AND PPC'S TOTAL LIABILITY TO H-W, WITH RESPECT TO PGP SUPPLIED OR TO BE SUPPLIED UNDER THIS AGREEMENT AND FOR ANY AND ALL LOSSES AND DAMAGES ARISING OUT OF ANY SUCH CAUSE WHATSOEVER (WHETHER SUCH CAUSE BE BASED IN CONTRACT (EXCEPT AS SET FORTH IN (d) BELOW), NEGLIGENCE, STRICT LIABILITY, OTHER TORT OR OTHERWISE) SHALL IN NO EVENT EXCEED THE AMOUNT OF ANY PURCHASE PRICE, FREIGHT CHARGES AND TAXES ACTUALLY PAID BY H-W WITH RESPECT TO SUCH PGP AS TO WHICH THE CLAIM IS MADE, OR, AT THE ELECTION OF H-W, THE REPLACEMENT THEREOF WITH PGP.

                 (d) The preceding Section 3(c) shall not limit H-W's remedies in the event that PPC fails to deliver PGP to H-W in violation of PPC's obligations hereunder.

         4.      PURCHASE PRICE.

                 (a) The purchase price of PGP for the first 40,000 tons supplied by PPC to H-W (less all amounts of PGP contributed to the Joint Venture pursuant to Section 4.5(b)) shall be $80.00/ton. Thereafter, the purchase price of PGP per ton hereunder shall be $80.00/ton or, if greater, PPC's direct cost of production per ton (including, without limitation, the cost of purchasing aluminum dross residues and converting such residues to
PGP). In the event PPC shall purchase PGP from third parties to sell to H-W, the purchase price of such PGP shall be its cost of purchase plus its direct cost to procure the PGP). In the event PPC's cost, whether

PPC's production cost or purchase cost, exceeds $160.00/ton, PPC shall notify H-W and PPC shall use reasonable efforts to produce or obtain PGP at a lower cost. If it is unable to do, PPC shall be under no obligation to supply, and H-W shall be under no obligation to purchase, PGP hereunder without the prior written consent of both PPC and H-W, each exercising their own discretion (in which case H-W may obtain any requirements for PGP from any other source).

                 (b) PPC shall invoice H-W monthly for purchases of PGP hereunder, and such invoices shall be due and payable by H-W thirty days from the invoice date.

         5.      TITLE, RISK OF LOSS, FREIGHT AND TAXES.

                 (a) PGP purchased hereunder is sold FOB PPC's Millwood, West Virginia plant or the point of PPC's purchase, as applicable, and title to and risk of loss for PGP delivered hereunder shall pass to H-W at this FOB point. All freight for the transport of PGP to H-W's Plant, and all taxes, if any, shall be the responsibility of H-W and for H-W's account.

                 (b) H-W shall place orders for PGP 30 business days in advance of the date H-W desires shipment, specifying the quantity of PGP. All shipping instructions must be received by PPC 10 business days prior to the day of shipment. PPC will cooperate with H-W in filling orders requested less than 30 business days in advance of shipments, and shipments may be requested by H-W on less than 10 business days' prior notice.

                 (c) Promptly upon shipment, PPC shall notify H-W by telephone or facsimile of the number of the shipment, the origin of the transportation, the net weight of PGP being transported and the estimated day and time of arrival at the place of delivery.

                 (d) PPC shall deliver the quantity of PGP on the delivery dates specified by purchase orders delivered by H-W to PPC from time to time. If PPC is unable to deliver PGP in the quantities and on the dates specified in H-W's purchase orders, PPC shall notify H-W in writing at the earliest practicable time.

                 (e) The determination of PGP shipping weights delivered to H-W shall be made by PPC using appropriate, certified weight scales commercially accurate to within one percent (1%) if shipment is made by truck. If shipment of the PGP is made by rail or barge, the parties shall use the railroad carrier's or barge carrier's determination of shipping weights. The results of such determination shall be delivered to H-W simultaneously with the delivery of the PGP and shall be accepted by H-W for payment purposes, except if proven in error.

                 (f) If H-W believes the weights for any shipment to be in error, the actual quantity shipped shall be confirmed by a mutually designated independent third party. In the case of shipment by truck, if the quantity previously determined by PPC is proved, in this manner, to be in error by one percent (1%) or more, PPC shall bear the cost of the third party inspection and the amounts owed by H-W shall be adjusted accordingly; otherwise, such costs shall be for H-W's account. In the case of shipment by rail or barge, H-W shall bear the cost of the third party inspection; if the quantity is in error by one percent (1%) or more, the amounts owed by H-W shall be adjusted accordingly.

                 (g) Quality assurance documents shall accompany each shipment, which shall include, as a minimum, aluminum content, screen size and such other information as the Managing Committee shall specify. Should H-W believe quality is not as warranted hereunder, then an independent mutually agreed third party shall test the PGP contained in such shipment and determine results. If the PGP is within specifications, H-W shall pay the cost for the third party inspection. If it is out of specifications, then PPC shall pay such cost and issue a credit memo to H-W for the "out-of-spec" PGP.

         6. ACCESS TO ACCOUNTING RECORDS. Each of PPC and H-W, and their respective duly authorized representatives, shall have reasonable access to all books and records of the other at the offices of the other and the right to inspect and copy them at reasonable times for purposes of determining the other's compliance herewith or performance hereunder.

         7. BOUND BY PROVISIONS FROM JOINT VENTURE AGREEMENT. This Agreement shall continue in full force and effect contemporaneously with the term of the Joint Venture Agreement, and shall automatically terminate upon the termination of the Joint Venture Agreement. This Agreement shall be subject to and governed by the terms of Articles 6 through 11 of the Joint Venture Agreement, as if such Articles were set forth herein.

         8. DEFINED TERMS. Defined terms used herein without a definition shall have the meanings set forth in the Joint Venture Agreement.

         IN WITNESS WHEREOF, the parties have caused this Supply Agreement to be executed by their duly authorized representatives as of the date first written above.


INDRESCO INC.                              PLASMA PROCESSING CORPORATION



By: ______________________________         By: ________________________________

Title: ___________________________         Title: _____________________________

                                  Exhibit A

                              PGP Specifications

                          MATERIAL SAFETY DATA SHEET

- --------------------------------------------------------------------------------

Plasma Processing Corporation           Supplier (if other than manufacturer)
P.O. Box 249
Rt. 2 South
Millwood, WV 25262
1-800-827-8763
Rick Lindsay - Terry Moore
- --------------------------------------------------------------------------------

EMERGENCY PHONE:     304-273-4309       MSDS Code:
================================================================================


CHEMICAL DESCRIPTION:

                    Aluminum Oxide/Magnesium Aluminate/Aluminum Nitride Mixture
- --------------------------------------------------------------------------------

PRODUCT USE:

                    Raw Material for Refractory Mixes
- --------------------------------------------------------------------------------

PRODUCT NAME(S):

                    PGP Product from Plasma Processing Corporation
- --------------------------------------------------------------------------------

                       SECTION II: HAZARDOUS COMPONENTS

- ------------------------------------------------------------------------------------------------------------------------------
    HAZARDOUS                    CAS                      NA/UN                APPROXIMATE                 LD50 or LC50
    COMPONENT                  NUMBER                 NON-REGULATED              WEIGHT%                 (species/route)
- ------------------------------------------------------------------------------------------------------------------------------
Aluminum Oxide               01344-28-1               non-regulated               60-40                 no data available
Magnesium Aluminate          01301-67-6               non-regulated               20-10                 no data available
Aluminum Nitride             24304-00-5               non-regulated               10-15                 no data available
Aluminum                                                                           5-15                 no data available
120 (FIXED)                                                                       .5                    no data available
- ------------------------------------------------------------------------------------------------------------------------------

                         SECTION III:   PHYSICAL DATA
- --------------------------------------------------------------------------------

BOILING POINT (F)                 Not Applicable                      FREEZE POINT                 Not Applicable
- -------------------------------------------------------------------------------------------------------------------------------
                                  Not Determined                      VAP PRESS (mm Hg)            Not Applicable
- -------------------------------------------------------------------------------------------------------------------------------
INVOLATILE (by VOL)               Not Applicable                      SPEC GRAV                    Not Determined
- -------------------------------------------------------------------------------------------------------------------------------
VAPOR DENSITY                     Not Applicable                      EVAPOR RATE                  Not Applicable
- -------------------------------------------------------------------------------------------------------------------------------
SOLUBILITY IN WATER               Slightly Soluble                    ODOR THRESH (ppm)            Not Determined
- -------------------------------------------------------------------------------------------------------------------------------
PHYSICAL STATE                    Solid                               OIL/WATER COEFF              Not Applicable
===============================================================================================================================
APPEARANCE AND COLOR              White to off-white granular dry solid, slight ammonia odor.
- -------------------------------------------------------------------------------------------------------------------------------

          SECTION IV:     FIRE & EXPLOSION DATA (Continued on Page 2)

FLASH POINT (method)  Product is not flammable or combustible, however, exposure to water will generate ammonia gas.
==============================================================================

TO-IGNITE TEMP      N/A         LEL         N/A        UEL        N/A
==============================================================================

SENSITIVE TO MECHANICAL IMPACT?     NO     TO STATIC DISCHARGE?        NO
- ------------------------------------------------------------------------------

FLAMMABILITY CLASSIFICATION       Product is not Flammable.
- ------------------------------------------------------------------------------

CONDITIONS OF FLAMMABILITY        Product is not Flammable.
- ------------------------------------------------------------------------------

DISTINGUISHING MEDIA

    Product is not flammable. Use of water could cause the release of
    ammonia gas.   DO NOT USE WATER TO EXTINGUISH THIS PRODUCT! Use dry
    chemical or carbon dioxide only, since water in contact with Aluminum Nitride will cause ammonia to evolve. Smother with sand.

- --------------------------------------------------------------------------------

DATE PREPARED:  08/20/91        IDENTITY   PGP            MSDS CODE:
- --------------------------------------------------------------------------------

         SECTION IV:    FIRE & EXPLOSION DATA (Continued From Page 1)

- --------------------------------------------------------------------------------

SPECIAL FIREFIGHTING PROCEDURES

DO NOT USE WATER TO EXTINGUISH FIRE INVOLVING THIS PRODUCT!  Do not enter enclosed or confined spaces without NIC3H approved organic vapor respirator or self-contained breathing apparatus for protection against hazardous combustion products or oxygen deficiencies. Contact with water may cause ammonia to evolve from product.
- --------------------------------------------------------------------------------

UNUSUAL FIRE AND EXPLOSION HAZARDS

Fumes may collect in enclosed and confined spaces presenting an inhalation hazard if entered into without respiratory protection.
- --------------------------------------------------------------------------------

HAZARDOUS COMPUTION PRODUCTS

         None known.
- --------------------------------------------------------------------------------

                         SECTION V:   REACTIVITY DATA

- --------------------------------------------------------------------------------

 STABLE?

          CONDITIONS OF REACTIVITY    Contact with water may cause ammonia to
 YES                                  evolve. May also react with incompatibles
                                      listed below.
          ----------------------------------------------------------------------

 NO  X    CONDITIONS OF CHEMICAL      Reaction with acids & bases to generate
          INSTABILITY                 H2.
- --------------------------------------------------------------------------------

INCOMPATIBILITY (MATERIALS TO AVOID)

ACIDS (strong) - vigorous reaction which may generate heat and hydrogen gas; CHLORINE TRIFLUORIDE - may react violently w/Aluminum Oxide, producing flame; ETHYLENE OXIDE - may react violently with Aluminum Oxide.
WATER - in contact with Aluminum Nitride may cause ammonia to evolve.
- --------------------------------------------------------------------------------

HAZARDOUS DECOMPOSITION PRODUCTS: Ozone and nitric oxide(s) may be formed by plasma flame (independent of powder) similar to welding fumes. Hydrogen gas may be formed in contact with strong acids or strong bases.
- --------------------------------------------------------------------------------

POLYMERIZATION

   YES     CONDITIONS UNDER WHICH PRODUCT WILL POLYMERIZE:  None Known.

   NO   X
- --------------------------------------------------------------------------------

        SECTION VI: TOXICOLOGY/HEALTH HAZARD DATA (Continued on Page 3)

- --------------------------------------------------------------------------------

ROUTES OF ENTRY   SKIN CONTACT?   SKIN ABSORPTION?   EYE CONTACT?   INHALATION?   INGESTION?
                      YES                NO               YES           YES           NO

- --------------------------------------------------------------------------------

EXPOSURE LIMITS                       ACGIH                             OSHA

Aluminum Oxide, as AL           10 mg/m3  (Total)                5 mg/m3  (Respirable)
Magnesium Aluminate             10 mg/m3  (Total)**              5 mg/m3  (Respirable)*
                                                                15 mg/m3  (Total)*
Aluminum Nitride                10 mg/m3  (Total)**              5 mg/m3  (Respirable)*

*   OSHA  Nuisance Dust
** ACGIH  Particulates Not Otherwise Classified (PNOC)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

DATE PREPARED:  08/20/91        IDENTITY   PGP           MSDS CODE:
- --------------------------------------------------------------------------------

         SECTION VI:  TOXICOLOGY/HEALTH DATA (Continued From Page 2)

- --------------------------------------------------------------------------------

EFFECTS OF ACUTE EXPOSURE

Physical breakdown of product (dust) may contain irritants to eyes, skin, nasal passages and respiratory tract.
- --------------------------------------------------------------------------------

EFFECTS OF CHRONIC EXPOSURE

Exposures to high levels of respirable dust may lead to reduced pulmonary function.
- --------------------------------------------------------------------------------

SIGNS AND SYMPTOMS OF EXPOSURE

INHALED DUST:  Sneezing, coughing, discolored sputum.
EYE CONTACT:   Redness, tearing, conjunctivitis.
SKIN CONTACT:  Drying, chapping, redness, dermatitis.
- --------------------------------------------------------------------------------

MEDICAL CONDITIONS GENERALLY AGGRAVATED BY EXPOSURE

As with exposure to any environment without adequate protection, inhalation of dust may aggravate any pre-existing lung disease including (but not limited to) asthma, allergies, bronchitis or emphysema. Prolonged or frequent skin contact may aggravate pre-existing skin conditions.
- --------------------------------------------------------------------------------

NAME OF TOXICOLOGY SYNERGISTIC PRODUCTS

None Known.
- --------------------------------------------------------------------------------

IRRITANCY OF PRODUCT

Not Determined.
- --------------------------------------------------------------------------------

  PRODUCTIVE TOXIN?       TERATOGEN?      MUTAGEN?         SENSITIZER?
        NO                    NO            NO                 NO
- --------------------------------------------------------------------------------

IS PRODUCT CONSIDERED CARCINOGENIC BY:  NTP?  No   IARC?  No   OSHA?  No
- --------------------------------------------------------------------------------

          SECTION VII:   PREVENTATIVE MEASURES (Continued on Page 4)

- --------------------------------------------------------------------------------

GLOVES (specify)

Dust impervious gloves during manual handling of product.
- --------------------------------------------------------------------------------

EYES (specify)

Safety glasses with sideshields or tight fitting goggles.
- --------------------------------------------------------------------------------

FOOTWEAR (specify)

Steel reinforced shoes when handling pallets of product.
- --------------------------------------------------------------------------------

CLOTHING (specify)

Impervious clothing to prevent repeated or prolonged contact with product.
- --------------------------------------------------------------------------------

RESPIRATOR (specify)

Up to 100 mg/m3: Any dust, mist or fume respirator; any air supplied respirator; or, self-contained breathing apparatus.

Up to 250 mg/m3: Any supplied air respirator operated in a continuous flow mode or any powered air purifying respirator with a dust/mist/fume filter.

Up to 500 mg/m3: High efficiency particulate filter with full face piece; any powered air supplied respirator with a tight fitting face piece and a high efficiency particulate filter; and self-contained breathing apparatus with a full face piece; any supplied air respirator with a full face piece.

Up to 7500 mg/m3: Any air supplied respirator with full face piece and operated in a pressure demand or other positive pressure mode.

Emergency or Entry Into Unknown Concentrations: Self-contained breathing apparatus with full face piece and operated in pressure demand mode or air supplied respirator with full face piece operated in a pressure demand or other positive pressure mode in combination with auxiliary self-contained breathing apparatus operated in pressure demand or positive pressure mode.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

DATE PREPARED:  08/20/91       IDENTITY   PGP         MSDS CODE:
- --------------------------------------------------------------------------------

        SECTION VII:  PREVENTATIVE MEASURES (Continued on From Page 3)

- --------------------------------------------------------------------------------

Escape: Any air purifying full face piece respirator with high efficiency particulate filter or any appropriate escape type self contained apparatus.
- --------------------------------------------------------------------------------

SPECIFIC ENGINEERING CONTROLS TO BE USED WITH THIS PRODUCT (specify):

Local and general mechanical dust collection and ventilation in accordance with good engineering practices should be provided to maintain dust levels below specified exposure levels.
- --------------------------------------------------------------------------------

PROCEDURES TO FOLLOW IN CASE OF LEAK OR SPILL:

Ventilated enclosed spaces and use appropriate respiratory protection. Sweep or vacuum spilled material in a manner to avoid generation of dust. Reclaim product for use, if possible, or collect and seal in a DOT approved container for disposal in an appropriate manner.
- --------------------------------------------------------------------------------

WASTE DISPOSAL PROCEDURES:

Dispose in accordance with local, state and federal regulations.
- --------------------------------------------------------------------------------

HANDLING PROCEDURES AND EQUIPMENT:

Keep container closed when not in use. Avoid contact with eyes. Avoid breathing dust or fume and only use in a well ventilated area. Consumption of food and beverage should be avoided in work area where product is being used. After handling product, always wash hands and face thoroughly with soap and water before eating, drinking or smoking.
- --------------------------------------------------------------------------------

STORAGE REQUIREMENTS:  Suitable for any dry general storage area.
- --------------------------------------------------------------------------------

DOT SHIP NAME:    Non-regulated                      DOT CLASS:    Non-regulated
- --------------------------------------------------------------------------------

SPECIAL SHIPPING INFORMATION:  No special precautions. Keep dry.
- --------------------------------------------------------------------------------

                    SECTION VIII:    FIRST AID PROCEDURES

- --------------------------------------------------------------------------------

INHALATION:

Remove from exposure area to fresh air immediately. If breathing has stopped give artificial respiration. Keep affected person warm and at rest, use oxygen if respiration is shallow and get medical attention immediately.
- --------------------------------------------------------------------------------

EYE CONTACT:

Do not rub eyes. Wash eyes under slowly running water for at least fifteen minutes, making sure eyelids are held wide open and move slowly in any direction. Ensure no solid particles remain in creases of eyelids. If so, continue to wash. If irritation persists, consult an ophthalmologist.
- --------------------------------------------------------------------------------

SKIN CONTACT:

Remove from source of irritation. Remove contaminated clothing and wash affected area thoroughly with a mild soap and water. Wash contaminated clothing before reusing. If irritation persists, consult a physician.
- --------------------------------------------------------------------------------

DIGESTION:

Large amounts are swallowed and person is conscious. Induce vomiting to prevent further absorption. Give oxygen if respiration is shallow and get medical attention immediately. Never give anything by mouth to an unconscious person.
- --------------------------------------------------------------------------------

                     SECTION IX:  PREPARATION INFORMATION

- --------------------------------------------------------------------------------

PREPARED BY:                 PHONE #:                DATE PREPARED:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

SOURCES USED:
ACGIH '90-91; RTECS June '90; Sax-6th Ed.: Ind. Exposure & Control Tech. for
OSHA Regulated Substances, March 1989; NIOSH Occup. Health Guide, for Chem.
Sub. - Vol. I & II.
- --------------------------------------------------------------------------------